As filed with the U.S. Securities and Exchange Commission on April 13, 2020
Registration No. 333-___________

  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT

☒ Registration Statement under the Securities Act of 1933
☐ Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.

TCG BDC, INC.
(Exact name of Registrant as specified in its charter)

520 Madison Avenue, 40th Floor
New York, NY 10022
(Address of Principal Executive Offices)
(212) 813-4900
(Registrant’s Telephone Number, including Area Code)
Linda Pace
TCG BDC, Inc.
520 Madison Avenue, 40th Floor
New York, New York 10022
(Name and Address of Agent for Service)

Copies of information to:
William G. Farrar, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
(212) 558-4000
(212) 558-3588

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box:  ☒
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is ____________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)(3)
Subscription Rights(2)
Warrants(4)
Debt Securities(3)(5)
Units(6)
Total			$500,000,000 (1) (7)	$64,900 (8)

(1)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(3)
Includes such indeterminate number of shares of common stock, preferred stock or debt securities as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.

(5)
Subject to Note 7 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.

(6)
Subject to Note 7 below, there is being registered hereunder an indeterminate number of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by third parties, including the U.S. Treasury.

(7)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement by the Registrant exceed $500,000,000.
(8)     Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the “Securities Act”), the registrant is carrying forward to this registration statement $500,000,000 in aggregate offering price of unsold securities that the registrant previously registered on Registration Statement File No. 333-222096 initially filed on December 15, 2017 (the “Prior Registration Statement”). Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee of $73,983.19 previously paid in connection with such unsold securities will continue to be applied to such unsold securities. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this registration statement. No sales occurred under the Prior Registration Statement.

EXPLANATORY NOTE
We have filed this registration statement using the “shelf” registration process as a “well-known seasoned issuer” in reliance on the Small Business Credit Availability Act, or the SBCAA. In accordance with Section 3(c) of the SBCAA, we have treated the amendments promulgated in the SBCAA as having been completed in accordance with the actions required to be taken by the Securities and Exchange Commission, or the SEC. Furthermore, we are a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act of 1933, as amended, or the Securities Act. As such, pursuant to the SBCAA, this registration statement shall become effective upon filing with the SEC pursuant to Rule 462(e) under the Securities Act. In addition, certain items required by Form N-2 have been incorporated by reference into the prospectus through documents filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated or deemed incorporated by reference into the prospectus that is part of this registration statement.

$500,000,000

TCG BDC, INC.
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

We are an externally managed specialty finance company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $25 million to $100 million of earnings before interest, taxes, depreciation and amortization. We seek to achieve this investment objective by investing primarily in first lien senior secured loans and second lien senior secured loans.
As of December 31, 2019, our investment portfolio consisted of 136 investments in 112 portfolio companies with an aggregate fair value of $2,124 million.
We are managed by Carlyle Global Credit Investment Management L.L.C., an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle Global Credit Administration L.L.C. provides the administrative services necessary for us to operate. Both Carlyle Global Credit Investment Management L.L.C. and Carlyle Global Credit Administration L.L.C. are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group Inc. (formerly, The Carlyle Group L.P.). The Carlyle Group Inc. is a global alternative asset manager with more than $224 billion of assets under management as of December 31, 2019.
We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
In the event we offer our common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities and approval of our Board of Directors or (3) under such circumstances as the United States Securities and Exchange Commission, or the SEC, may permit.
The securities may be offered directly to one or more purchasers, including existing stockholders pursuant to subscriptions rights, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.
Our common stock is traded on The NASDAQ Global Select Market under the symbol “CGBD.” On April 9, 2020 the last reported sales price of our common stock on The Nasdaq Global Select Market was $6.17 per share. The NAV per share of our common stock at December 31, 2019 (the last date prior to the date of this prospectus on which we determined NAV per share) was $16.56.
Shares of closed-end investment companies, including BDCs, that are listed on an exchange frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV per share, it may increase the risk of loss for purchasers in any offerings pursuant to this prospectus and any accompanying prospectus supplements.
This prospectus and any accompanying prospectus supplements and any related free writing prospectus, including the documents incorporated by reference herein or therein, contain important information you should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplements and any related free writing prospectus, including the documents incorporated by reference herein or therein, before you invest and keep each for future reference. Information required to be included in a Statement of Additional Information may be found in this prospectus and an accompanying prospectus supplement, as applicable. We also file annual, quarterly and current reports, proxy statements and other information about us with the SEC. You may obtain this information or make stockholder inquiries by written or oral request and free of charge by contacting us by mail at our principal executive offices located at 520 Madison Avenue, 40th Floor, New York, NY 10022, on our website at www.tcgbdc.com, or by calling us at (212) 813-4900. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.
Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities that are described in the “Risk Factors” section beginning on page 13 of this prospectus and in the documents incorporated by reference herein, as well as in the applicable prospectus supplement and in any related free writing prospectus that we have authorized for use in connection with a specific offering, and under similar headings in other documents that are incorporated by reference into this prospectus.
We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is April 13, 2020.

You should rely only on the information contained or incorporated by reference in this prospectus, any accompanying prospectus supplements or any free writing prospectus prepared by us or on our behalf or to which we have referred you. We have not authorized any other person to provide you with different information or to make any representations not contained in this prospectus, any accompanying prospectus supplements or any free writing prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus, any prospectus supplement or any free writing prospectus is accurate after their respective dates. Our business, financial condition, results of operations and prospects may have changed since that date.

TRADEMARKS
This prospectus contains trademarks and service marks owned by Carlyle (as defined below). This prospectus may also contain trademarks and service marks owned by third parties.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission, using the “shelf” registration process. Under the shelf registration process, which includes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering.

The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplements, including any information incorporated herein by reference, together with any exhibits and the additional information described under the headings “Additional Information” and “Risk Factors” and in the documents we have referred you to in “Information Incorporated by Reference” before you make an investment decision.

SUMMARY
This summary highlights some of the information contained elsewhere in this prospectus. This summary is not complete and may not contain all of the information that you should consider before investing in the securities offered by this prospectus and the accompanying prospectus supplement. You should review the more detailed information contained in this prospectus and the accompanying prospectus supplement, especially the information set forth under the heading “Risk Factors” and our consolidated financial statements and related notes thereto included elsewhere in this prospectus, the accompanying prospectus supplement and the documents incorporated by reference herein.
Unless indicated otherwise in this prospectus or the context suggests otherwise:

•	the terms “we,” “us,” “our,” “TCG BDC” and “Company” refer to TCG BDC, Inc., a Maryland corporation and its consolidated subsidiaries;

•	the term “SPV” refers to TCG BDC SPV LLC, our wholly owned and consolidated subsidiary;

•	the term “2015-1 Issuer” refers to Carlyle Direct Lending CLO 2015-1R LLC (formerly known as Carlyle GMS Finance MM CLO 2015-1 LLC), our wholly owned and consolidated subsidiary;

•
the term “Carlyle” refers to The Carlyle Group Inc. (formerly known as The Carlyle Group L.P.) (NASDAQ: CG) and its affiliates and consolidated subsidiaries (other than portfolio companies of its affiliated funds);

•	the term “CDL” refers to the Carlyle Direct Lending platform, which is Carlyle’s direct lending business unit that operates within the broader Carlyle Global Credit (“CGC”) segment;

•	the terms “CGCA” and “Administrator” refer to Carlyle Global Credit Administration L.L.C., our administrator, a wholly owned and consolidated subsidiary of Carlyle;

•	the terms “CGCIM” and “Investment Adviser” refer to Carlyle Global Credit Investment Management L.L.C., our investment adviser, a wholly owned and consolidated subsidiary of Carlyle; and

•
the term “Credit Fund” refers to Middle Market Credit Fund, LLC, an unconsolidated limited liability company, in which we own a 50% economic interest and co-manage with Credit Partners USA LLC, and its wholly owned and consolidated subsidiary.

We have elected to be regulated as a business development company, or a “BDC,” under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (together, with the rules and regulations promulgated thereunder, the “Code”).

TCG BDC, Inc.
We are an externally managed specialty finance company whose primary focus is making directly originated loans to middle market companies. We are managed by our Investment Adviser, a wholly owned subsidiary of Carlyle. We commenced investment operations in May 2013 and closed our initial public offering (“IPO”) in June 2017.
Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies. Our core investment strategy focuses on lending to U.S. middle market companies, which we define as companies with approximately $25 million to $100 million of earnings before interest, taxes, depreciation and amortization, which we believe is a useful proxy for cash flow. We complement this core strategy with additive, diversifying assets including, but not limited to, specialty lending investments. We seek to achieve our investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities).
We invest primarily in loans to middle market companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal. See “Risk Factors-Risks Related to Our Investments-Our investments are risky and speculative” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 25, 2020 (the “2019 Annual Report”).
We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.
In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including our Investment Adviser and its affiliates.
Formation Transactions and Corporate Structure
We were formed in February 2012 as a Maryland corporation structured as an externally managed, non-diversified closed-end investment company. On May 2, 2013, we elected to be regulated as a BDC under the Investment Company Act and commenced substantial investment operations upon the completion of our initial closing of equity capital commitments. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under the Code commencing with our taxable year ended December 31, 2013.
Effective on March 15, 2017, we changed our name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”
Our Investment Adviser
Our investment activities are managed by our Investment Adviser. The principal executive offices of our Investment Adviser are located at 520 Madison Avenue, 40th Floor, New York, NY 10022, with additional offices in Chicago, Boston and Los Angeles. Our Investment Adviser is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments on an ongoing basis.
Our Administrator
CGCA, a Delaware limited liability company, serves as our Administrator. Pursuant to an administration agreement between us and the Administrator (the “Administration Agreement”), our Administrator provides services to us and we reimburse our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the compensation of certain of our officers and staff. In addition, our Administrator has entered into a sub-administration agreement with The Carlyle Group Employee Co., L.L.C. (the “Carlyle Sub-Administration Agreement”), which provides our Administrator with access to personnel. Our Administrator has also entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street” and such agreement, the “State Street Sub-Administration Agreement”), pursuant to which State Street provides for certain administrative and professional services. State Street also serves as our custodian.

Carlyle
Our Investment Adviser and Administrator are affiliates of Carlyle. Carlyle is a global investment firm with deep industry expertise that deploys private capital across four business segments: Corporate Private Equity, Real Assets, Global Credit and Investment Solutions. With $224 billion of assets under management (“AUM”) as of December 31, 2019, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 1,775 employees, including 671 investment professionals in 32 offices across six continents, and serves more than 2,600 active carry fund investors from 94 countries.
Summary of Risk Factors
Potential investors should be aware that an investment in our securities involves risk. We cannot assure you that our objectives will be achieved or guarantee a return on invested capital. In addition, there will be occasions when the Investment Adviser and its affiliates may encounter potential conflicts of interest. See “Risk Factors” beginning on page 13 in this prospectus and in our 2019 Annual Report, as well as the other documents that are incorporated by reference herein or in any prospectus supplement, for a description of these and other risks relating to our business and investments in our securities.
Corporate Information
Our principal executive offices are located at 520 Madison Ave., 40th Floor, New York, New York 10022 and our telephone number is (212) 813-4900. We maintain a website located at www.tcgbdc.com. Information on our website is not incorporated into or a part of this prospectus.

OFFERINGS

We may offer, from time to time, in one or more offerings or series, of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the NAV per share of our common stock at the time of an offering. See “Risk Factors-Risks Related to Offerings Pursuant to this Prospectus.”
We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.
Set forth below is additional information regarding offerings of our securities:

Use of proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things: (i) investing in portfolio companies in accordance with our investment objective and (ii) repaying or repurchasing outstanding indebtedness, which may include indebtedness under (a) the Company’s senior secured revolving credit facility (as amended, the “Credit Facility”) and (b) the SPV’s senior secured revolving credit facility (as amended, the “SPV Credit Facility” and, together with the Credit Facility, the “Facilities”), and, if specified in the prospectus supplement, we may use such net proceeds for acquisitions. See “Use of Proceeds.”

The Nasdaq Global Select Market symbol	“CGBD”

Distributions
To the extent we have taxable income, we intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board of Directors (the “Board”). All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. A return of capital is a return to our stockholders of a portion of their original investment in the Company and would reduce a stockholder’s adjusted tax basis in its shares of our common stock and correspondingly increase such stockholder’s gain, or reduce such stockholder’s loss, on disposition of such shares. Distributions in excess of a stockholder’s adjusted tax basis in its shares of our common stock will constitute capital gains to such stockholder. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. For more information, see “Price Range of Common Stock and Distributions.”

Tax status
We are a BDC under the Investment Company Act. We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2013, and intend to continue to elect to be so treated annually. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our “investment company taxable income” as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, for each taxable year. See “Price Range of Common Stock and Distributions” and “U.S. Federal Income Tax Considerations.”

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. See “Price Range of Common Stock and Distributions.”

Dividend Reinvestment Plan
We have an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, other than those stockholders who have “opted out” of the plan. As a result of adopting the plan, if our Board authorizes, and we declare, a cash dividend or distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash. Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street Bank and Trust Company (“State Street”), our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. We intend to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the NAV per share on the relevant valuation date. If the market value per share is less than the NAV per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise.

Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. See “Dividend Reinvestment Plan.”

If a stockholder elects to “opt out” of our dividend reinvestment plan, that stockholder will receive cash distributions.

Investment Advisory Fees
We pay our Investment Adviser a fee for its services under an investment advisory agreement (the “Investment Advisory Agreement”) consisting of two components-a base management fee and an incentive fee. For more information regarding our Investment Adviser, the terms of our Investment Advisory Agreement and the fees we pay our Investment Adviser, see Part I, Item 1 in our 2019 Annual Report.

Administration Agreement
We reimburse our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under the Administration Agreement. In addition, our Administrator has entered into the Carlyle Sub-Administration Agreement to have access to personnel. Our Administrator has also entered into the State Street Sub-Administration Agreement for certain administrative and professional services.

Leverage
From time to time, we may borrow funds to make additional investments. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we are permitted to borrow amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 150% immediately after each time we incur indebtedness. The amount of leverage that we employ will depend on our Investment Adviser’s and our Board’s assessment of market conditions and other factors at the time of any proposed borrowing. The costs associated with our borrowings, including any increase in the fees payable to our Investment Adviser, are borne by our stockholders.

Trading at a discount
Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, the requisite stockholders approve such a sale. The risk that our shares may trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share. See “Risk Factors-Risks Related to Offerings Pursuant to this Prospectus-Our shares of common stock have traded at a discount from NAV and may do so again, which could limit our ability to raise additional equity capital.”

Investment Adviser
We are externally managed by our Investment Adviser, CGCIM, an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CGCIM is a wholly owned subsidiary of Carlyle, a global alternative asset manager with approximately $224 billion of AUM as of December 31, 2019.

Administrator	CGCA, a wholly owned subsidiary of Carlyle, serves as our administrator.

Custodian, transfer agent and dividend disbursing agent	State Street serves as our custodian. State Street also serves as our transfer and distribution payment agent and registrar. See “Custodian, Transfer and Distribution Paying Agent and Registrar.”

Risk factors	See “Risk Factors” and the other information in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Additional information
We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus. We are also required to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov.

We maintain a website (www.tcgbdc.com) and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus. You may also obtain such information by contacting us in writing at: 520 Madison Ave., 40th Floor, New York, New York 10022, or by telephone (collect) at (212) 813-4900.

Information incorporated by reference
The rules of the SEC allow us to incorporate by reference information into this prospectus. The information incorporated by reference is considered to be a part of this prospectus, and information that we later file with the SEC will automatically update and supersede this information. See “Information Incorporated by Reference” for more information.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The expenses shown in the table under “estimated annual expenses” are based on estimated amounts for our current fiscal year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” the “Company” or says that “we” will pay fees or expenses, stockholders will indirectly bear these fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—(1)
Offering expenses	—(2)
Dividend reinvestment plan expenses	None(3)
Total stockholder transaction expenses	—(4)

Estimated annual expenses (as a percentage of net assets attributable to common stock): (5)
Base management fee payable under the Investment Advisory Agreement	3.27%(6)
Incentive fee payable under the Investment Advisory Agreement (17.5% of pre-incentive fee net investment income and capital gains)	2.39%(7)
Interest payments on borrowed funds	5.61%(8)
Other expenses	0.56%(9)(11)
Acquired fund fees and expenses	3.21%(10)
Total annual expenses	15.04%(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The net assets attributable to common stock used to calculate the percentages in this table reflect our net assets of $956.5 million as of December 31, 2019.

(6)
The base management fee under the Investment Advisory Agreement is calculated and payable quarterly in arrears at an annual rate of 1.00% of the average value of the gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average value of the Company’s net asset value at the end of the two most recently completed calendar quarters. The Company’s gross assets exclude any cash and cash equivalents and include assets acquired through the incurrence of debt. For purposes of the table above, the percentage reflected is calculated based on our average net assets (rather than our average gross assets) for the same period. The base management fee is payable quarterly in arrears. See “Related Party Transactions-Investment Advisory Agreement” in Part II, Item 7 of our 2019 Annual Report and in Note 4 to our consolidated financial statements in our 2019 Annual Report, which are incorporated herein by reference.

(7)
We may have capital gains and net investment income that could result in the payment of an incentive fee to the Investment Adviser in the twelve months after the date of this prospectus. The incentive fee payable in the example below is estimated based on our actual results for the year ended December 31, 2019 as if they had occurred following our IPO, and assumes that the incentive fee is 17.5% for all relevant periods. However, the incentive fee payable to the Investment Adviser is based on our performance and will not be paid unless we achieve certain goals.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) in an amount equal to 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Related Party Transactions-Investment Advisory Agreement” in Part II, Item 7 of our 2019 Annual Report and in Note 4 to our consolidated financial statements in our 2019 Annual Report, which are incorporated herein by reference.

(8)
Interest payments on borrowed funds is estimated based on our interest expense for the year ended December 31, 2019 under our secured borrowings, the notes offered in the $400 million term debt securitization (the “2015-1 Notes”) and the $115 million in aggregate principal amount of 4.750% senior unsecured notes due December 31, 2024 (the “2019 Notes”), excluding fees (such as fees on undrawn amounts and amortization of upfront fees). This estimated item is based on the assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our stockholders indirectly bear the costs of borrowings under any debt instruments we may enter into.

(9)
Includes our estimated overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Investment Adviser. See “Related Party Transactions-Administration Agreement” and “-Sub-Administration Agreements” in Part II, Item 7 of our 2019 Annual Report and in Note 4 to our consolidated financial statements in our 2019 Annual Report, which are incorporated herein by reference. The expenses in this table are based on our actual other expenses for the year ended December 31, 2019.

(10)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under Section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Investment Company Act. This amount includes the estimated annual fees and expenses of Credit Fund, which was our only acquired fund as of December 31, 2019.

(11)	Estimated.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The incentive fee payable in the example below assumes that the incentive fee is 17.5% for all relevant periods. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains) (1)	$127	$380	$633	$1,265
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$137	$410	$683	$1,365

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the incentive fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the second example assumes that the 5% annual return will be generated entirely through net realized capital gains and, as a result, will trigger the payment of the capital gains portion of the incentive fee under the Investment Advisory Agreement. The income portion of the incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through net realized capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER INFORMATION
The selected consolidated financial information and other data presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our 2019 Annual Report and our audited consolidated financial statements and the related notes thereto and other financial information incorporated by reference in this prospectus.
We derived the selected consolidated financial data for the years ended December 31, 2019, 2018 and 2017 from our audited consolidated financial statements and related notes, which are incorporated by reference in this prospectus. We derived the selected consolidated financial data for the years ended December 31, 2016 and 2015 from our audited consolidated financial statements and related notes, which are not included or incorporated by reference in this prospectus. Certain prior period information has been reclassified to conform to the current period presentation.
The tables below set forth our selected consolidated historical financial data for the periods indicated. The selected consolidated historical financial data as of and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015 have been derived from our audited consolidated financial statements, which are included in “Financial Statements and Supplementary Data” of our 2019 Annual Report. The quarterly information has been derived from our unaudited interim financial statements. Our unaudited interim financial statements were prepared on a basis consistent with our audited financial statements and, in our opinion, include all adjustments necessary for the fair statement of the results for the periods represented. Our historical results are not necessarily indicative of future results. The selected financial data in this section is not intended to replace the consolidated financial statements and is qualified in its entirety by our consolidated financial statements and related notes incorporated by reference in this prospectus to the consolidated financial statements in our 2019 Annual Report.

	For the years ended December 31,
	2019	2018	2017	2016	2015
(dollar amounts in thousands, except per share data)
Consolidated Statements of Operations Data
Income
Total investment income	$221,298	$207,526	$165,001	$110,971	$69,190
Expenses
Net expenses (including excise tax expense)	113,633	99,090	72,850	51,350	33,666
Net investment income (loss)	107,665	108,436	92,151	59,621	35,524
Net realized gain (loss) on investments and non-investment assets and liabilities	(38,343)	(1,368)	(11,692)	(9,644)	1,164
Net change in unrealized appreciation (depreciation) on investments and non-investment assets and liabilities	(7,992)	(67,953)	3,741	19,832	(18,015)
Net increase (decrease) in net assets resulting from operations	61,330	39,115	84,200	69,809	18,673
Per Share Data
Basic and diluted net investment income	$1.79	$1.73	$1.74	$1.65	$1.43
Basic and diluted earnings	$1.02	$0.63	$1.59	$1.93	$0.75
Dividends declared (1)	$1.74	$1.68	$1.64	$1.68	$1.74

(1)
Cumulative per share dividends declared by our Board for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, which are inclusive of special dividends of $0.26, $0.20, $0.12, $0.07, and $0.18 per share, respectively.

	As of and for the years ended December 31,
	2019	2018	2017	2016	2015
(dollar amounts in thousands, except per share data)
Consolidated Statements of Assets and Liabilities Data
Investments—non-controlled/non-affiliated, at fair value	$1,897,057	$1,731,319	$1,779,584	$1,323,102	$1,052,666
Investments—non-controlled/affiliated, at fair value	—	18,543	15,431	—	—
Investments—controlled/affiliated, at fair value	226,907	222,295	172,516	99,657	—
Cash and cash equivalents	36,751	87,186	32,039	38,489	41,837
Total assets	2,187,533	2,084,743	2,021,383	1,490,155	1,104,032
Secured borrowings	616,543	514,635	562,893	421,885	234,313
2015-1 Notes	446,289	446,043	271,053	270,849	270,644
Senior Notes	115,000	—	—	—	—
Total liabilities	1,231,062	1,021,525	894,079	726,018	532,306
Total net assets	956,471	1,063,218	1,127,304	764,137	571,726
Net assets per share	$16.56	$17.09	$18.12	$18.32	$18.14
Other Data:
Number of portfolio companies/structured finance obligations/investment fund at year end	112	96	90	86	85
Average funded investments in new portfolio companies/structured finance obligations/investment fund (1)	$19,617	$20,218	$26,816	$12,188	$12,996
Total return based on NAV (2)	7.08%	3.59%	7.86%	10.25%	5.41%

(1)	Average is calculated per portfolio company based on the total amount funded during the year divided by the number of portfolio companies invested/structured finance obligations made during the year.

(2)
Total return is based on the change in NAV per share during the year plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning NAV for the year. Total return for the years ended December 31, 2017, 2016and 2015 was inclusive of $(0.11), $0.01 and $0.11, respectively, per share increase in NAV related to the offering price of the Company’s common stock, total return would have been 8.46%, 10.20% and 4.83%, respectively. Excluding the effects of these common stock issuances, total return would have been 8.46%, 10.20% and 4.83%, respectively (refer to Note 9 in our consolidated financial statements included in Part II, Item 8 of our 2019 Annual Report for additional information).

SELECTED QUARTERLY FINANCIAL DATA
(Unaudited)
(Dollar amounts are in thousands, except per share data, unless otherwise indicated)

	2019
	Q4	Q3	Q2	Q1
Total investment income	$53,465	$55,779	$56,867	$55,187
Net expenses	27,853	29,024	28,896	27,625
Net investment income (loss)	25,377	26,755	27,971	27,652
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	1,459	(35,744)	(18,214)	6,164
Net increase (decrease) in net assets resulting from operations	26,836	(8,989)	9,757	33,726
NAV per share	16.56	16.58	17.06	17.30
Basic and diluted earnings per common share	$0.46	$(0.15)	$0.16	$0.55

	2018
	Q4	Q3	Q2	Q1
Total investment income	$56,311	$51,280	$52,452	$47,483
Net expenses	26,900	25,595	24,242	22,353
Net investment income (loss)	29,411	25,685	28,210	25,130
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(30,571)	(19,605)	(15,104)	(4,041)
Net increase (decrease) in net assets resulting from operations	(1,160)	6,080	13,106	21,089
NAV per share	16.59	17.66	17.93	18.09
Basic and diluted earnings per common share	$(0.02)	$0.10	$0.21	$0.34

	2017
	Q4	Q3	Q2	Q1
Total investment income	$49,510	$42,648	$38,744	$34,099
Net expenses	22,994	17,568	17,296	14,992
Net investment income (loss)	26,516	25,080	21,448	19,107
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	467	463	(5,947)	(2,934)
Net increase (decrease) in net assets resulting from operations	26,983	25,543	15,501	16,173
NAV per share	18.12	18.18	18.14	18.30
Basic and diluted earnings per common share	$0.44	$0.41	$0.34	$0.39

RISK FACTORS
An investment in the Company involves a high degree of risk. You should carefully consider the risks set out below and described in Part I, Item 1A, “Risk Factors,” in our 2019 Annual Report, which is incorporated herein by reference, together with the other information set forth in this prospectus and in the other documents that we include or incorporate by reference into this prospectus before making a decision about investing in our securities. The risks set out below and discussed in our 2019 Annual Report are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. The following considerations, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, should be carefully evaluated before making an investment in the Company. If any of the following events occur, our business, financial condition and operating result could be materially and adversely affected. In such case, our NAV and the trading price of our common stock and the trading price, if any, of any other securities that we may issue could decline, and you may lose all or part of your investment.
Risks Related to Our Business and Structure
The risks described below supplement the risks in Part I, Item 1A of our 2019 Annual Report under the caption “Risk Factors - Risks Related to our Business and Structure.”
The COVID-19 pandemic could materially and adversely affect our portfolio companies and the results of our operations.
In late 2019 and early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (“COVID-19”) emerged in China and spread rapidly to across the world, including to the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on our portfolio companies and us and on the markets and the economy in general, and that impact could be material.
Further, from an operational perspective, our Investment Adviser’s investment professionals are currently working remotely. An extended period of remote work arrangements could strain our business continuity plans, introduce operational risk, including but not limited to cybersecurity risks, and impair our ability to manage our business. In addition, we are highly dependent on third party services providers for certain communication and information systems. As a result, we rely upon the successful implementation and execution of the business continuity planning of such providers in the current environment. If one or more of these third parties to whom we outsource certain critical business activities experience operational failures as a result of the impacts from the spread of COVID-19, or claim that they cannot perform due to a force majeure, it may have a material adverse effect on our business, financial condition, results of operations, liquidity and cash flows.
We are currently operating in a period of capital markets disruption and economic uncertainty.
The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19 in the United States. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events have limited and could continue to limit our investment originations, limit our ability to grow and have a material negative impact on our operating results and the fair values of our debt and equity investments.

Risks Related to Offerings Pursuant to this Prospectus
Investing in our securities may involve a high degree of risk.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore an investment in our securities may not be suitable for someone with lower risk tolerance.
We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.
We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. For example, we may pay operating expenses from net proceeds, which could limit our ability to achieve our investment objective.
The market price of our securities may fluctuate significantly.
The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
changes or perceived changes in the value of our portfolio investments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among others reasons;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	the inclusion or exclusion of our securities from certain indices;

•	changes in law, regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	any loss of RIC or BDC status;

•	changes in earnings or perceived changes or variations in operating results;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our Investment Adviser to employ additional experienced investment professionals or the departure of any of our Investment Adviser’s key personnel;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	uncertainty between the U.S. and other countries with respect to trade policies, treaties, and tariffs;

•	the social, geopolitical, financial, trade and legal implications of the United Kingdom’s referendum in which voters approved an exit from the European Union (“Brexit”);

•	the occurrence of one or more natural disasters, pandemic outbreaks or other health crises (including but not limited to the COVID-19 outbreak);

•	fluctuations in base interest rates, such as London Interbank Offered Rate (“LIBOR"), EURIBOR, the Federal Funds Rate or the Prime Rate, and the uncertainties regarding the future of LIBOR;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors, including the current COVID-19 pandemic; and

•	loss of a major funding source.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Our shares of common stock have traded at a discount from NAV and may do so again, which could limit our ability to raise additional equity capital.
We cannot assure you that a trading market for our common stock can be sustained. In addition, we cannot predict the prices at which our common stock will trade. Shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. Recently, as a result of the COVID-19 pandemic, the stocks of BDCs as an industry, including shares of our common stock, have traded below NAV and during much of 2009 the industry traded at or near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. See “Risk Factors-Risks Relating to Our Business and Structure-Capital markets may experience periods of disruption and instability. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations” in Part I, Item 1A of our 2019 Annual Report.
In addition, when our common stock is trading below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without, among other things, first obtaining the requisite approval of our stockholders.
We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.
The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a “senior security” for purposes of the 150% asset coverage test.
Holders of any preferred stock that we may issue would have the right to elect members of the board of directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the Investment Company Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus and a prospectus supplement, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the NAV per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
Purchases of our common stock under our stock repurchase program, including a Company 10b5-1 Plan may have resulted in the price of our common stock being higher than the price that otherwise might have existed in the open market.
On November 4, 2019, the Board authorized a 12-month extension of a previously approved $100 million stock repurchase program (the “Company Stock Repurchase Program”). Under such authorization, the Company Stock Repurchase Program will continue in effect until the earlier of November 5, 2020 and the date $100 million has been used to repurchase shares (including amounts already used to repurchase common stock prior to the extension of the Company Stock Repurchase Program. Pursuant to the Company Stock Repurchase Program, the Company is authorized to repurchase its outstanding common stock in the open market and/or through privately negotiated transactions at prices not to exceed the Company’s net asset value per share as reported in its most recent financial statements, in accordance with the guidelines specified in Rule 10b-18 of the Securities and Exchange Act of 1934, as

amended (the “Exchange Act”), and the Company is authorized to determine, in its discretion, the timing, manner, price and amount of any repurchases, based upon the evaluation of economic and market conditions, stock price, available cash, applicable legal and regulatory requirements and other factors, which may include purchases pursuant to Rule 10b5-1 of the Exchange Act. The Company Stock Repurchase Program does not require the Company to repurchase any specific number of shares and there can be no assurance as to the amount of shares repurchased under the Company Stock Repurchase Program. The Company Stock Repurchase Program may be suspended, extended, modified or discontinued by the Company at any time, subject to applicable law.
Pursuant to the authorization described above, the Company adopted a 10b5-1 plan (the “Company 10b5-1 Plan”). The Company 10b5-1 Plan provides that purchases will be conducted on the open market in accordance with Rule 10b5-1 and 10b-18 under the Exchange Act and will otherwise be subject to applicable law, which may prohibit purchases under certain circumstances. The amount of purchases made under the Company 10b5-1 Plan or otherwise and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict.
These activities may have had the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may have been higher than the price that otherwise might have existed in the open market.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
As of April 9, 2020, we had 56,307,960 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.
Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.
Our dividend reinvestment plan is an “opt out” dividend reinvestment plan, pursuant to which all dividends declared in cash payable to stockholders that do not elect to receive their distributions in cash are automatically reinvested in shares of our common stock, rather than receiving cash. As a result, our stockholders that “opt out” of our dividend reinvestment plan may experience dilution in their ownership percentage of our common stock over time. See “Price Range of Common Stock and Distributions” and “Dividend Reinvestment Plan” for a description of our dividend policy and obligations.
If the current period of capital market disruption and instability continues for an extended period of time, there is a risk that our stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.
We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus or incorporated herein by reference, including the COVID-19 pandemic described above. For example, if the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories in the jurisdictions, including the United States, affected by the COVID-19 pandemic were to continue for an extended period of time it could result in reduced cash flows to us from our existing portfolio companies, which could reduce cash available for distribution to our stockholders. If we declare a dividend and if enough stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. The Facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock and Distributions.” The above referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes that would reduce a stockholder’s adjusted tax basis in its shares of our common stock or preferred stock and correspondingly increase such stockholder’s gain, or reduce such stockholder’s loss, on disposition of such shares. Distributions in excess of a stockholder’s adjusted tax basis in its shares of our common stock or preferred stock will constitute capital gains to such stockholder.
Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.
In order to satisfy the Annual Distribution Requirement applicable to RICs, we will have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution generally will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be taxed on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the trading price (if any) of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders were to determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.
We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount (“OID”) or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted payment-in-kind (“PIK”) interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such OID and PIK interest will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash. The credit risk associated with the collectability of deferred payments may be increased as and when a portfolio company increases the amount of interest on which it is deferring cash payment through deferred interest features. Our investments with a deferred interest feature may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation.
Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the Annual Distribution Requirement necessary for us to maintain our status as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the Annual Distribution Requirement. If we are unable to obtain cash from other sources to meet the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). Alternatively, we may, with the consent of all our stockholders, designate an amount as a consent dividend (i.e., a deemed dividend). In that case, although we would not distribute any actual cash to our stockholders, the consent dividend would be treated like an actual dividend under the Code for all U.S. federal income tax purposes. This would allow us to deduct the amount of the consent dividend and our stockholders would be required to include that amount in income as if it were actually distributed. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations-Taxation as a Regulated Investment Company.”
Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.
Distributions of our “investment company taxable income” to a non-U.S. stockholder that are not effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States may be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits. Certain properly designated dividends are generally exempt from withholding of U.S. federal income tax, including certain dividends that are paid in respect of our (i) “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the non-U.S. stockholder are at least a 10% stockholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements were satisfied. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by us. See “U.S. Federal Income Tax Considerations-Taxation of Non-U.S. Stockholders.”

The trading market or market value of any publicly issued debt securities may fluctuate.
Any publicly issued debt securities that we may issue may or may not have an established trading market. We cannot assure you that a trading market for any publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, any publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of such debt securities;

•	the outstanding principal amount of debt securities with terms identical to such debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of such debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of such debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by such debt securities.
In addition, there may be a limited number of buyers if and when a decision is made to sell your debt securities. This too may materially adversely affect the market value of such debt securities or the trading market for the debt securities.
Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.
If such debt securities are redeemable at our option, we may choose to redeem such debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if such debt securities are subject to mandatory redemption, we may be required to redeem the debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, an investor may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for any publicly issued debt securities.

FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under “Summary-TCG BDC, Inc.” There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus and “Risk Factors,” “Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our 2019 Annual Report, and those discussed in other documents we file with the SEC and the documents incorporated by reference herein, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our securities, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Under Sections 27A(b)(2) of the Securities Act and Section 21E(b)(2) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in a beneficial ownership report we file under the Exchange Act.
In addition to factors identified elsewhere in this prospectus and the documents incorporated by reference herein, the following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•
our, or our portfolio companies’, future business, operations, operating results or prospects, including our and their ability to achieve our respective objectives as a result of the current COVID-19 pandemic;

•	the return or impact of current and future investments;

•	the general economy and its impact on the industries in which we invest and the impact of the COVID-19 pandemic thereon;

•	the impact of any protracted decline in the liquidity of credit markets on our business and the impact of the COVID-19 pandemic thereon;

•	the impact of fluctuations in interest rates on our business;

•	our future operating results and the impact of the COVID-19 pandemic thereon;

•	the impact of changes in laws, policies or regulations (including the interpretation thereof) affecting our operations or the operations of our portfolio companies;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market, and the impact of the COVID-19 pandemic thereon;

•	our ability to recover unrealized losses;

•	market conditions and our ability to access alternative debt markets and additional debt and equity capital, and the impact of the COVID-19 pandemic thereon;

•	our contractual arrangements and relationships with third parties;

•	uncertainty surrounding the financial stability of the United States, Europe and China;

•	the social, geopolitical, financial, trade and legal implications of Brexit;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives and the impact of the COVID-19 pandemic thereon;

•	competition with other entities and our affiliates for investment opportunities;

•	the speculative and illiquid nature of our investments;

•	the use of borrowed money to finance a portion of our investments;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing, form and amount of any dividend distributions;

•	the timing of cash flows, if any, from the operations of our portfolio companies and the impact of the COVID-19 pandemic thereon;

•	the ability to consummate acquisitions;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments and the impact of the COVID-19 pandemic thereon;

•
currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	the ability of The Carlyle Group Employee Co. to attract and retain highly talented professionals that can provide services to our investment adviser and administrator;

•	our ability to maintain our status as a business development company;

•	our intent to satisfy the requirements of a regulated investment company under Subchapter M of the Code; and

•
the risks, uncertainties and other factors we identify in “Risk Factors” in this prospectus and in Part I, Item 1A of our 2019 Annual Report, and those discussed in other documents we file with the SEC.

Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors,” elsewhere in this prospectus and in Part I, Item 1A of our 2019 Annual Report and in the other documents we file with the SEC.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things: (i) investing in portfolio companies in accordance with our investment objective and (ii) repaying or repurchasing outstanding indebtedness, which may include indebtedness under (a) the SPV Credit Facility and (b) the Credit Facility, and, if specified in the prospectus supplement, we may use such net proceeds for acquisitions.
The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective. We cannot assure you that we will achieve our targeted investment pace.
Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high quality short-term investments. These securities may earn lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower dividends, if any, during such period.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on The NASDAQ Global Select Market under the symbol “CGBD.” Our common stock has historically traded at prices both above and below our NAV per share. It is not possible to predict whether our common stock will trade at, above or below NAV. See “Risk Factors-Risks Related to Offerings Pursuant to this Prospectus-Our shares of common stock have traded at a discount from NAV and may do so again, which could limit our ability to raise additional equity capital.”
The following table sets forth, for each fiscal quarter since our IPO, the NAV per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to NAV and the dividends or distributions declared by us. On April 9, 2020, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $6.17 per share, which represented a discount of approximately 62.74% to the NAV per share reported by us as of December 31, 2019.

				High Sales Price Premium (Discount) to NAV (2)	Low Sales Price Premium (Discount) to NAV (2)	Cash Dividend Per Share (3)
		Price Range
	NAV (1)	High	Low
Year ended December 31, 2018
First Quarter	$18.09	$18.62	$17.03	2.93%	(5.86)%	$0.37
Second Quarter	$17.93	$18.34	$17.02	2.29%	(5.08)%	$0.37
Third Quarter	$17.66	$17.97	$16.70	1.76%	(5.44)%	$0.37
Fourth Quarter	$16.59	$16.81	$12.40	1.33%	(25.26)%	$0.57
Year ended December 31, 2019
First Quarter	$17.30	$15.21	$12.81	(12.08)%	(25.95)%	$0.37
Second Quarter	$17.06	$15.51	$14.60	(9.09)%	(14.42)%	$0.45
Third Quarter	$16.58	$15.38	$13.47	(7.24)%	(18.76)%	$0.37
Fourth Quarter	$16.56	$14.53	$13.15	(12.26)%	(20.59)%	$0.55
Year ended December 31, 2020
First Quarter	*	$14.25	$4.38	*	*	$0.37

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less NAV, divided by NAV (in each case, as of the applicable quarter).

(3)	Represents the dividend or distribution declared in the relevant quarter.

*	NAV has not yet been calculated for this period.
To the extent that we have taxable income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will generally be paid from taxable earnings, including interest and capital gains generated by our investment portfolio, and any other income, including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees, that we receive from portfolio companies. However, if we do not generate sufficient taxable earnings during a year, all or part of a distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year. See “U.S. Federal Income Tax Considerations” for further information regarding the tax treatment of our distributions and the tax consequences of our retention of net capital gains.

The following table summarizes the Company’s dividends declared during the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Per Share Amount
2018
February 26, 2018	March 29, 2018	April 17, 2018	$0.37
May 2, 2018	June 29, 2018	July 17, 2018	0.37
August 6, 2018	September 28, 2018	October 17, 2018	0.37
November 5, 2018	December 28, 2018	January 17, 2019	0.37
December 12, 2018	December 28, 2018	January 17, 2019	0.20	(1)
Total			$1.68
2019
February 22, 2019	March 29, 2019	April 17, 2019	$0.37
May 6, 2019	June 28, 2019	July 17, 2019	0.37
June 17, 2019	June 28, 2019	July 17, 2019	0.08	(1)
August 5, 2019	September 30, 2019	October 17, 2019	0.37
November 4, 2019	December 31, 2019	January 17, 2020	0.37
December 12, 2019	December 31, 2019	January 17, 2020	0.18	(1)
Total			$1.74
2020
February 25, 2020	March 31, 2020	April 17, 2020	$0.37
(1) Represents a special dividend.

We have elected to be treated, and intend to continue to qualify annually, as a RIC. To maintain our qualification as a RIC, we must, among other things, fulfill the Annual Distribution Requirement, the 90% Gross Income Test and the Diversification Tests (each defined term, defined and more fully explained below in “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”). In order to avoid certain excise taxes imposed on RICs, we intend to distribute during each calendar year an amount in accordance with the Excise Tax Distribution Requirements, as defined and discussed further below in “U.S. Federal Income Tax Considerations – Taxation as a Regulated Investment Company.”
In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to stockholders. As a BDC, we are generally required to meet a minimum “asset coverage” ratio after each issuance of senior securities. “Asset coverage” generally refers to a company’s total assets, less all liabilities and indebtedness not represented by “senior securities,” as defined in the Investment Company Act, divided by total senior securities representing indebtedness and, if applicable, preferred stock. “Senior securities” for this purpose includes borrowings from banks or other lenders, debt securities and preferred stock. On April 9, 2018 and June 6, 2018, our Board, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act), and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the Investment Company Act. As a result, the minimum asset coverage ratio applicable to us was reduced from 200% to 150%, effective as of June 7, 2018, the first day after our 2018 annual meeting of stockholders. As of December 31, 2019, our asset coverage calculated in accordance with the Investment Company Act was 181.01%. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings. See “Risk Factors—Risks Related to Offerings Pursuant to this Prospectus—If the current period of capital market disruption and instability continues for an extended period of time, there is a risk that our stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.”
Unless you elect to receive your distributions in cash, we intend to make distributions in additional shares of our common stock under our dividend reinvestment plan. Stockholders who “opt out” of our dividend reinvestment plan receive cash distributions. See “Dividend Reinvestment Plan.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our 2019 Annual Report is incorporated herein by reference.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the end of each fiscal year ended December 31, 2019, 2018, 2017, 2016 and 2015. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of December 31, 2019 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility, Facility, 2015-1 Notes and 2019 Notes
December 31, 2019	$1180.8	$1,810	—	N/A
December 31, 2018	$963.8	$2,103		N/A
December 31, 2017	$835.9	$2,349	—	N/A
December 31, 2016	$694.9	$2,100	—	N/A
December 31, 2015	$507.3	$2,127	—	N/A

Revolving Credit Facility
December 31, 2019	$232.5	$356	—	N/A
December 31, 2018	$224.1	$489		N/A
December 31, 2017	$287.4	$808	—	N/A
December 31, 2016	$252.9	$764	—	N/A
December 31, 2015	$170.3	$714	—	N/A

Facility
December 31, 2019	$384.1	$589	—	N/A
December 31, 2018	$290.5	$634		N/A
December 31, 2017	$275.5	$774	—	N/A
December 31, 2016	$169.0	$511	—	N/A
December 31, 2015	$64.0	$268	—	N/A

2015-1 Notes
December 31, 2019	$449.2	$689	—	N/A
December 31, 2018	$449.2	$980		N/A
December 31, 2017	$273.0	$767	—	N/A
December 31, 2016	$273.0	$825	—	N/A
December 31, 2015	$273.0	$1,145	—	N/A

2019 Notes
December 31, 2019	$115.0	$176	—	N/A
December 31, 2018	$0.0	$0	—	N/A
December 31, 2017	$0.0	$0	—	N/A
December 31, 2016	$0.0	$0	—	N/A
December 31, 2015	$0.0	$0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

BUSINESS
The information in “Business” in Part I, Item 1, “Properties” in Part I, Item 2 and “Legal Proceedings” in Part I, Item 3 of our 2019 Annual Report is incorporated herein by reference.

PORTFOLIO COMPANIES

The table set forth below contains certain information as of December 31, 2019 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities. As a result, for purposes of the Investment Company Act, we are presumed to control Middle Market Credit Fund, LLC and SolAero Technologies Corp.

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Access CIG, LLC 6902 Patterson Pass Road Suite G Livermore, CA 94550	Business Services	Second Lien	L + 7.75%	2/27/2026	$2,700	$2,687	$2,681
Aero Operating, LLC (Dejana Industries, Inc.) 165 Cantiague Rock Road Westbury, 11590	Business Services	First Lien	L + 7.25%	12/29/2022	$3,517	$3,491	$3,449
Aimbridge Acquisition Co., Inc. 5851 Legacy Circle Suite 400 Plano, TX 75204	Hotel, Gaming & Leisure	Second Lien	L + 7.50%	2/1/2027	$9,241	$9,089	$9,160
Airnov, Inc. 27365 Schady Road Olmstead Township, OH 44138	Containers, Packaging & Glass	First Lien	L + 4.25%	12/19/2025	$12,813	$12,602	$12,601
Alpha Packaging Holdings, Inc. 1555 Page Industrial Blvd. St. Louis, MO 63132	Containers, Packaging & Glass	First Lien	L + 7.75%	5/29/2020	$2,836	$2,836	$2,822
Alpine SG, LLC 2121 N California Blvd Suite 290 Walnut Creek, CA 94596	High Tech Industries	First Lien	L + 6.50%	11/16/2022	$15,301	$15,187	$15,244
American Physician Partners, LLC 5121 Maryland Way Brentwood, TN 37027	Healthcare & Pharmaceuticals	First Lien	L + 6.50%	12/21/2021	$38,235	$37,868	$38,110
AMS Group HoldCo, LLC 2400 Old Mill Road Carrollton, TX 75007	Transportation: Cargo	First Lien	L + 6.00%	9/29/2023	$30,808	$30,361	$30,457
Analogic Corporation 8 Centennial Drive Peabody, MA 01960	Healthcare & Pharmaceuticals	First Lien	L + 6.00%	6/22/2024	$34,784	$34,190	$34,784
Anchor Hocking, LLC 519 N. Pierce Ave. Lancaster, OH 43130	Durable Consumer Goods	First Lien	L + 8.75%	1/25/2024	$10,707	$10,410	$10,359
ANLG Holdings, LLC 8 Centennial Drive Peabody, MA 01960	Healthcare & Pharmaceuticals	Common Stock			$880	$880	$973	0.22%
Apptio, Inc. 11100 NE 8th Street Suite 600 Bellevue, WA 98004	Software	First Lien	L + 7.25%	1/10/2025	$35,541	$34,874	$35,237
AQA Acquisition Holding, Inc. 450 Artisan Way Somerville, MA 02145	High Tech Industries	Second Lien	L + 8.00%	5/24/2024	$40,000	$39,670	$39,740
Aurora Lux FinCo S.Á.R.L. (Luxembourg)(3) Avda. Diagonal 567, 3rd floor Barcelona, Spain 08029	Software	First Lien	L + 3.50%	12/24/2026	$37,500	$36,563	$36,563
Avenu Holdings, LLC 2411 Dulles Corner Park Suite 800 Herndon, VA 20171	Sovereign & Public Finance	First Lien	L + 5.25%	9/28/2023	$38,665	$38,125	$37,227
Avenu Holdings, LLC 2411 Dulles Corner Park Suite 800 Herndon, VA 20171	Sovereign & Public Finance	Common Stock			$172	$172	$154	0.21%
Barnes & Noble, Inc. (4) 122 Fifth Avenue New York City, NY 10011	Retail	First Lien	L + 7.33%	8/7/2024	$17,637	$17,225	$17,196

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
BMS Holdings III Corp. 5718 Airport Freeway Haltom City, TX, TX 76117	Construction & Building	First Lien	L + 5.25%	9/30/2026	$11,638	$11,274	$11,591
Brave Parent Holdings, Inc. 11695 Johns Creek Parkway Suite 200 Johns Creek, GA 30097	Software	Second Lien	L + 7.50%	4/19/2026	$19,062	$18,660	$18,261
Brooks Equipment Company, LLC 10926 David Taylor Drive Suite 300 Charlotte, NC 28262	Construction & Building	First Lien	L + 5.00%	8/29/2020	$2,443	$2,439	$2,441
Capstone Logistics Acquisition, Inc. 16525 The Corners Parkway Peachtree Corners, GA 30092	Transportation: Cargo	First Lien	L + 4.50%	10/7/2021	$3,976	$3,962	$3,894
Captive Resources Midco, LLC 201 East Commerce Drive, Schaumburg, IL 60173	Banking, Finance, Insurance & Real Estate	First Lien	L + 6.00%	5/31/2025	$30,301	$29,814	$30,158
Central Security Group, Inc. 2448 East 81st Street Suite 4300 Tulsa, OK 74137	Consumer Services	First Lien	L + 5.63%	10/6/2021	$22,634	$22,531	$19,466
Chartis Holding, LLC 220 West Kenzie Street 3rd Floor Chicago, IL 60654	Business Services	First Lien	L + 5.25%	4/1/2025	$15,926	$15,538	$15,723
Chartis Holding, LLC 220 West Kenzie Street 3rd Floor Chicago, IL 60654	Business Services	Common Stock			$433	$433	$589	0.32%
Chemical Computing Group ULC (Canada)(3) 1010 Sherbrooke St. W, Suite 910 Montreal, Canada QC H3A 2R7	Software	First Lien	L + 5.25%	8/30/2023	$14,674	$14,567	$14,539
CIP Revolution Holdings, LLC 4680 Parkway Drive Suite 202 Mason, OH 45040	Media: Advertising, Printing & Publishing	Common Stock			$318	$318	$444	0.28%
CircusTrix Holdings, LLC P.O. Box 302 Provo , UT 84603	Hotel, Gaming & Leisure	First Lien	L + 5.50%	2/13/2025	$9,397	$9,342	$9,242
Comar Holding Company, LLC 220 Laurel Road Voorhees, NJ 08043	Containers, Packaging & Glass	First Lien	L + 5.25%	6/18/2024	$27,783	$27,254	$27,101
Cority Software Inc. (Canada)(3) 250 Bloor Street East 9th Floor, Toronto, Canada M4W 1E5	Software	First Lien	L + 5.50%	7/2/2025	$27,000	$26,435	$26,400
Cority Software Inc. (Canada) 250 Bloor Street East 9th Floor, Toronto, Canada M4W 1E5	Software	Common Stock			$250	$250	$306	0.08%
DecoPac, Inc. 3500 Thurston Avenue Anoka, MN 55303	Non-durable Consumer Goods	Common Stock			$1,500	$1,500	$1,999	0.87%
Dent Wizard International Corporation 4710 Earth City Expressway Bridgeton, MO 63044	Automotive	First Lien	L + 4.00%	4/7/2020	$877	$877	$873
Derm Growth Partners III, LLC (Dermatology Associates) 1720 S. Beckham Ave. Suite 102 Tyler, TX 75701	Healthcare & Pharmaceuticals	First Lien	L + 6.25% (100% PIK)	5/31/2022	$56,310	$56,026	$39,716
Derm Growth Partners III, LLC (Dermatology Associates) 1720 S. Beckham Ave Suite 102 Tyler, TX 75701	Healthcare & Pharmaceuticals	Common Stock			$1,000	$1,000	-	0.41%
DermaRite Industries, LLC 7777 West Side Ave. North Bergen , NJ 07047	Healthcare & Pharmaceuticals	First Lien	L + 7.00%	3/3/2022	$22,647	$22,481	$21,690
Digicel Limited (3) 16 Church Street Hamilton HM11, Bermuda	Telecommunications	First Lien	6.00%	4/15/2021	$250	$202	$195

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Dimensional Dental Management, LLC 1030 St. Georges Avenue Suite 401 Avenel, NJ 07001	Healthcare & Pharmaceuticals	First Lien	L + 5.75%	2/12/2021	$1,224	$1,199	$1,224
Dimensional Dental Management, LLC (4) 1030 St. Georges Avenue Suite 401 Avenel, NJ 07001	Healthcare & Pharmaceuticals	First Lien (4)	L + 5.75%.	2/12/2021	$33,674	$33,301	-
Direct Travel, Inc. 7430 E. Caley Avenue Suite 220 E Centennial , CO 80111	Hotel, Gaming & Leisure	First Lien	L + 6.50%	12/1/2021	$36,805	$36,515	$36,757
DTI Holdco, Inc. Two Ravinia, Suite 850 Atlanta, GA 30346	High Tech Industries	First Lien	L + 4.75%	9/30/2023	$1,974	$1,871	$1,841
Emergency Communications Network, LLC 780 West Granada Blvd. Ormond Beach, FL 32174	Telecommunications	First Lien	L + 6.25%	6/1/2023	$24,375	$24,233	$22,323
Ensono, LP 3333 Finley Road Downers Grove, IL 60515	Telecommunications	First Lien	L + 5.25%	6/27/2025	$8,537	$8,452	$8,537
Ethos Veterinary Health LLC 20 Cabot Road Woburn , MA 01801	Consumer Services	First Lien	L + 5.00%	5/15/2026	$10,869	$10,744	$10,807
EvolveIP, LLC 989 Old Eagle School Road Wayne, PA 19087	Telecommunications	First Lien	L + 5.75%	6/7/2023	$34,420	$33,923	$34,420
Frontline Technologies Holdings, LLC 1400 Atwater Drive Malvern, PA 19355	Software	First Lien	L + 5.75%	9/18/2023	$48,242	$47,949	$48,705
FWR Holding Corporation 11100 Santa Monica Boulevard Suite 1900 Los Angeles, FL 90025	Beverage, Food & Tobacco	First Lien	L + 5.50%	8/21/2023	$48,630	$47,950	$48,393
Green Energy Partners/Stonewall, LLC 4100 Spring Valley Rd. Suite 1001 VA 75244	Energy: Electricity	First Lien	L + 5.50%	11/10/2021	$19,550	$19,374	$18,034
GRO Sub Holdco, LLC (Grand Rapids) 750 East Beltline, NE Grand Rapids, MI 49525	Healthcare & Pharmaceuticals	First Lien	L + 6.00%	2/1/2025	$6,465	$6,380	$6,085
GRO Sub Holdco, LLC (Grand Rapids) 750 East Beltline, NE Grand Rapids, MI 49525	Healthcare & Pharmaceuticals	Common Stock			$500	$500	$137	0.41%
Higginbotham Insurance Agency, Inc. 500 W. 13th Street Fort Worth, TX 76102	Banking, Finance, Insurance & Real Estate	Second Lien	L + 7.50%	12/19/2025	$2,500	$2,475	$2,493
Hummel Station, LLC 5001 Spring Valley Rd. Suite 1150 West, Dallas, PA 75244	Energy: Electricity	First Lien	L + 6.00%	10/27/2022	$14,641	$14,169	$12,896
Hydrofarm, LLC 2249 S. McDowell Ext. Petaluma, CA 94954	Wholesale	First Lien	L+10.00% (30% CASH/70% PIK)	5/12/2022	$21,556	$21,254	$13,647
iCIMS, Inc. 101 Crawfords Corner Road Suite3-100 Holmdel, NJ 07733	Software	First Lien	L + 6.50%	9/12/2024	$23,930	$23,507	$23,927
Innovative Business Services, LLC 8701 East Hartford Drive Suite 200 Scottsdale, AZ 85255	High Tech Industries	First Lien	L + 5.50%	4/5/2025	$16,143	$15,782	$15,880
Jazz Acquisition, Inc. 416 Dividend Drive Peachtree City, GA 30269	Aerospace & Defense	Second Lien	L + 8.00%	6/18/2027	$23,450	$23,117	$23,225

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
K2 Insurance Services, LLC 11452 El Camino Real Suite 250 San Diego, CA 92130	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.00%	7/1/2024	$22,027	$21,487	$22,062
K2 Insurance Services, LLC 11452 El Camino Real Suite 250 San Diego, CA 92130	Banking, Finance, Insurance & Real Estate	Common Stock			$433	$433	$486	0.22%
Kaseya Luxembourg Holdings S.C.A. (Luxembourg) 701 Brickell Avenue Suite 400 Miami, FL 33131	High Tech Industries	First Lien	L + 5.50%, 1.00% PIK	5/2/2025	$19,545	$19,145	$19,590
Le Tote, Inc. 3130 20th Street San Francisco, CA 94110	Retail	First Lien	L + 6.75%	11/8/2024	$7,143	$6,969	$6,964
Legacy.com, Inc.(4) 820 Davis Street Suite 210 Evanston , IL 60201	High Tech Industries	First Lien	L + 8.76%, 1.00% PIK	3/20/2023	$17,080	$16,832	$16,325
Legacy.com, Inc. 820 Davis Street Suite 210 Evanston , IL 60201	High Tech Industries	Common Stock			$1,500	$1,500	$783	1.57%
Lifelong Learner Holdings, LLC 2950 N Hollywood Way Suite 200 Burbank, CA 91505	Business Services	First Lien	L + 5.75%	10/18/2026	$23,523	$22,971	$23,240
Liqui-Box Holdings, Inc. 901 East Byrd Street Suite 1105 Richmond, VA 23219	Containers, Packaging & Glass	First Lien	L + 4.50%	6/3/2024	-	$(26)	$(37)
Mailgun Technologies, Inc. 112 E Pecan St. #1135 San Antonio, TX 78205	High Tech Industries	First Lien	L + 5.00%	3/26/2025	$11,853	$11,607	$11,655
Mailgun Technologies, Inc. 112 E Pecan St. #1135 San Antonio, TX 78205	High Tech Industries	Common Stock			$424	$424	$605	0.24%
National Carwash Solutions, Inc. 1500 SE 37th Street Grimes, IA 50111	Automotive	First Lien	L + 6.00%	4/28/2023	$9,511	$9,342	$9,428
National Technical Systems, Inc. 24007 Ventura Boulevard Calabasas, CA 91302	Aerospace & Defense	First Lien	L + 6.25%	6/12/2021	$27,950	$27,801	$27,920
NES Global Talent Finance US, LLC (United Kingdom)(3) Dyce Dr. Aberdeen AB21 0BR United Kingdom	Energy: Oil & Gas	First Lien	L + 5.50%	5/11/2023	$9,890	$9,762	$9,763
Nexus Technologies, LLC 5889 South Greenwood Plaza Blvd Suite 201 Greenwood Village, CO 80111	High Tech Industries	First Lien	L + 7.00%	11/23/2023	$6,172	$6,119	$5,621
NMI AcquisitionCo, Inc. 2174 W Grove Parkway Suite 150 Pleasant Grove, Utah, UT 84062	High Tech Industries	First Lien	L + 5.75%	9/6/2022	$50,067	$49,471	$49,888
North Haven Goldfinch Topco, LLC 101 Stewart Street Suite 700 Seattle, WA 98101	Containers, Packaging & Glass	Common Stock			$2,315	$2,315	$2,542	1.38%
Northland Telecommunications Corporation 101 Stewart Street Suite 700 Seattle, WA 98101	Media: Broadcast & Subscription	First Lien	L + 5.75%	10/1/2025	$46,603	$45,916	$46,529
Outcomes Group Holdings, Inc. 1277 Treat Blvd Suite 800 Walnut Creek, CA 94597	Business Services	Second Lien	L + 7.50%	10/26/2026	$4,500	$4,490	$4,487
Paramit Corporation 18735 Madrone Parkway Morgan Hill, CA 95037	Capital Equipment	First Lien	L + 4.50%	5/3/2025	$6,298	$6,241	$6,268

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Paramit Corporation 18735 Madrone Parkway Morgan Hill, CA 95037	Capital Equipment	Common Stock			$150	$500	$501	0.27%
Pathway Vet Alliance, LLC 4225 Guadalupe St. Austin, TX 78751	Consumer Services	Second Lien	L + 8.50%	12/19/2025	$8,050	$7,814	$8,074
PF Growth Partners, LLC 212 West Padonia Road Timonium , MD 21093	Hotel, Gaming & Leisure	First Lien	L + 5.00%	7/11/2025	$7,161	$7,045	$7,135
Pharmalogic Holdings Corp. 1 South Ocean Boulevard Boca Raton, FL 33432	Healthcare & Pharmaceuticals	Second Lien	L + 8.00%	12/11/2023	$800	$797	$796
Plano Molding Company, LLC 431 E. South St. Plano, IL 60545	Hotel, Gaming & Leisure	First Lien	L + 7.50%	5/12/2021	$14,752	$14,645	$14,085
PPC Flexible Packaging, LLC 1111 Busch Parkway Buffalo Grove, IL 60089	Containers, Packaging & Glass	First Lien	L + 5.25%	11/23/2024	$13,591	$13,404	$13,464
PPC Flexible Packaging, LLC 1111 Busch Parkway Buffalo Grove, IL 60089	Containers, Packaging & Glass	Common Stock			$965	$965	$1,174	0.96%
PPT Management Holdings, LLC 333 Earle Ovington Suite 225 Uniondale, NY 11553	Healthcare & Pharmaceuticals	First Lien	L + 6.00%, 0.75% PIK	12/16/2022	$27,744	$27,627	$23,155
Pretium Packaging, LLC 15450 S. Outer Forty (#120) Chesterfield, MO 63017	Containers, Packaging & Glass	First Lien	L + 5.00%	11/14/2023	$7,700	$7,631	$7,700
PricewaterhouseCoopers Public Sector LLP 1800 Tysons Corner McLean , VA 22102	Aerospace & Defense	First Lien	L + 3.25%	5/1/2023	-	$(105)	$(46)
Product Quest Manufacturing, LLC 330 Carswell Avenue Daytona Beach, FL 32117	Containers, Packaging & Glass	First Lien	L + 6.75%	3/31/2020	$840	$840	$840
Propel Insurance Agency, LLC 1201 Pacific Avenue Suite 1000, Tacoma, WA 98402	Banking, Finance, Insurance & Real Estate	First Lien	L + 4.50%	6/1/2024	$2,363	$2,347	$2,353
Quartz Holding Company (QuickBase, Inc.) 150 Cambridgepark Dr. Cambridge, MA 02140	Software	Second Lien	L + 8.00%	4/2/2027	$11,900	$11,677	$11,662
QW Holding Corporation (Quala) 1302 N. 19th Street Suite 300 Tampa, FL 33605	Environmental Industries	First Lien	L + 5.75%	8/31/2022	$43,358	$42,802	$43,106
Redwood Services Group, LLC 1 California St. San Francisco, CA 94111	High Tech Industries	First Lien	L + 6.00%	6/6/2023	$8,427	$8,363	$8,342
Reladyne, Inc. 8280 Montgomery Road Suite 101 Cincinnati, OH 45236	Wholesale	Second Lien	L + 9.50%	1/21/2023	$12,242	$12,080	$12,234
Riveron Acquisition Holdings, Inc. 2515 Mckinney Avenue Suite 1200 Dallas, TX 75201	Banking, Finance, Insurance & Real Estate	First Lien	L + 6.25%	5/22/2025	$19,968	$19,605	$19,587
Rough Country, LLC 2450 Huish Rd Dyersburg, TN 38024	Durable Consumer Goods	Common Stock			$755	$755	$1,225	0.28%
RSC Acquisition, Inc. 160 Federal Street 4th Floor Boston, MA 02110	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.50%	11/1/2026	$11,594	$11,222	$11,449
Sapphire Convention, Inc. (Smart City) 5795 W. Badura Ave. Suite 110 Las Vegas, FL 89118	Telecommunications	First Lien	L + 5.25%	11/20/2025	$28,577	$28,009	$28,329
SiteLock Group Holdings, LLC 8701 East Hartford Drive Suite 200 Scottsdale, AZ 85255	High Tech Industries	Common Stock			$446	$446	$587	1.81%

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Smile Doctors, LLC 285 Southeast Inner Loop Georgetown, TX 78626	Healthcare & Pharmaceuticals	First Lien	L + 6.00%	10/6/2022	$22,227	$22,136	$21,996
SolAero Technologies Corp.	Telecommunications	Common Stock			$3	$2,815	$826	29.20%
SolAero Technologies Corp. (A1 Term Loan) 10420 Research Road SE Albuquerque, NM, 87123	Telecommunications	First Lien	L + 8.00% (100% PIK)	10/12/2022	$3,166	$3,166	$3,166
SolAero Technologies Corp. (A2 Term Loan) 10420 Research Road SE Albuquerque, NM, 87123	Telecommunications	First Lien	L + 8.00% (100% PIK)	10/12/2022	$8,707	$8,707	$8,707
SolAero Technologies Corp. (Priority Term Loan)(2) 10420 Research Road SE Albuquerque, NM, 87123	Telecommunications	First Lien	L + 6.00%	10/12/2022	$9,612	$9,507	$9,612
Sovos Brands Intermediate, Inc. 1901 Fourth St #200 Berkeley, CA 94710	Beverage, Food & Tobacco	First Lien	L + 5.00%	11/20/2025	$19,899	$19,714	$19,750
SPay, Inc. 5360 Legacy Drive #510 Plano, TX 75024	Hotel, Gaming & Leisure	First Lien	L + 5.75%	6/17/2024	$20,512	$20,179	$18,694
Superior Health Linens, LLC 5005 S. Packard Ave Cudahy, KY 53110	Business Services	First Lien	L + 7.50%, 0.50% PIK	9/30/2021	$21,805	$21,666	$19,933
Surgical Information Systems, LLC(4) 555 North Point Center East Alpharetta, GA 30022	High Tech Industries	First Lien	L + 5.77%	4/24/2023	$26,168	$26,007	$25,715
T2 Systems Parent Corporation 8900 Keystone Crossing Suite 700 Indianapolis, IN 46240	Transportation: Consumer	Common Stock			$556	$556	$628	0.64%
T2 Systems, Inc. 8900 Keystone Crossing Suite 700 Indianapolis, IN 46240	Transportation: Consumer	First Lien	L + 6.75%	9/28/2022	$35,648	$35,159	$35,648
Tailwind HMT Holdings Corp. 24 Waterway Avenue Suite 400 The Woodlands, TX 77380	Energy: Oil & Gas	Common Stock			$20	$2,000	$2,211	2.61%
Tank Holding Corp. 6940 O Street Suite 100 Lincoln, NE 68510	Capital Equipment	First Lien	L + 4.00%	3/26/2024	-	-	-
Tank Holding Corp. 6940 O Street Suite 100 Lincoln, NE 68510	Capital Equipment	Second Lien	L + 8.25%	3/26/2027	$37,380	$36,771	$37,223
Tank Holding Corp. 6940 O Street Suite 100 Lincoln, NE 68510	Capital Equipment	Common Stock			$850	$850	$1,035	0.35%
The Leaders Romans Bidco Limited (United Kingdom)(3) Nine Mile Ride Wokingham, Berkshire, RG40 3GZ United Kingdom	Banking, Finance, Insurance & Real Estate	First Lien	L + 6.75%, 3.50% PIK	6/30/2024	$19,196	$24,390	$25,859
The Leaders Romans Bidco Limited (United Kingdom)(3) Nine Mile Ride Wokingham, Berkshire, RG40 3GZ United Kingdom	Banking, Finance, Insurance & Real Estate	First Lien	L + 6.75%	6/30/2024	$381	$475	$672
Transform SR Holdings, LLC 3333 Beverly Road Hoffman Estates, IL 60179	Retail	First Lien	L + 7.25%	2/12/2024	$19,050	$18,887	$18,860
Trump Card, LLC 1 Tower Lane Ste 2101 Oakbrook Terrace, IL 60181	Transportation: Cargo	First Lien	L + 5.50%	4/21/2022	$7,918	$7,881	$7,869

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
TSB Purchaser, Inc. (Teaching Strategies, LLC) 4500 East West Highway #300 Bethesda, MD 20814	Media: Advertising, Printing & Publishing	First Lien	L + 6.00%	5/14/2024	$28,294	$27,726	$28,105
Turbo Buyer, Inc. 14651 Dallas Parkway, #502 Dallas, TX 75254	Automotive	First Lien	L + 6.00%	12/2/2025	$27,897	$27,033	$27,439
Turbo Buyer, Inc. 14651 Dallas Parkway, #502 Dallas, TX 75254	Automotive	Common Stock			$1,925	$1,925	$1,925	0.40%
Tweddle Group, Inc. 24700 Maplehurst Dr. Clinton Twp, MI 48036	Media: Advertising, Printing & Publishing	First Lien	L + 4.50%	9/17/2023	$1,908	$1,885	$1,859
Tweddle Holdings, Inc. 24700 Maplehurst Dr. Clinton Twp, MI 48036	Media: Advertising, Printing & Publishing	Common Stock			$17	-	-	0.48%
U.S. Acute Care Solutions, LLC 4535 Dressler Road NW Canton, OH 44718	Healthcare & Pharmaceuticals	First Lien	L + 5.00%, 1.00% PIK	5/17/2021	$4,265	$4,230	$4,053
Ultimate Baked Goods MIDCO, LLC (Rise Baking) 828 Kasota Avenue SE Minneapolis, MN 55414	Beverage, Food & Tobacco	Second Lien	L + 8.00%	8/9/2026	$8,333	$8,187	$8,243
Unifrutti Financing PLC (Cyprus)(3) Via della Maggiola 37 62010 Montecosaro Scalo MC, Italy	Beverage, Food & Tobacco	First Lien	7.50%, 1.00% PIK	9/15/2026	$4,530	$4,746	$4,836
USLS Acquisition, Inc. 16825 Northchase Dr. Suite 900 Houston, TX 77060	Business Services	First Lien	L + 5.75%	11/12/2024	$22,139	$21,741	$21,674
USLS Acquisition, Inc. 16825 Northchase Dr. Suite 900 Houston, TX 77060	Business Services	Common Stock			$641	$641	$720	0.46%
VRC Companies, LLC 5400 Meltech Blvd #101 Memphis, TN 38118	Business Services	First Lien	L + 6.50%	3/31/2023	$57,164	$56,674	$57,106
Watchfire Enterprises, Inc. 1015 Maple Street Danville, IL 61832	Media: Advertising, Printing & Publishing	Second Lien	L + 8.00%	10/2/2021	$7,000	$6,966	$6,998
Westfall Technik, Inc. 7455 Arroyo Crossing Pkwy Suite 220 Las Vegas, NV 89113	Chemicals, Plastics & Rubber	First Lien	L + 5.75%	9/13/2024	$27,973	$27,432	$26,962
WP CPP Holdings, LLC (CPP) 1621 Euclid Ave. Suite 1850 Cleveland, OH 44115	Aerospace & Defense	First Lien	L + 3.75%	4/30/2025	$20,000	$19,817	$19,826
WP CPP Holdings, LLC (CPP) 1621 Euclid Ave. Suite 1850 Cleveland, OH 44115	Aerospace & Defense	Second Lien	L + 7.75%	4/30/2026	$39,500	$39,125	$38,833
Zemax Software Holdings, LLC 10230 NE Points Drive Suite 540 Kirkland, WA 98033	Software	First Lien	L + 7.75%	6/25/2024	$10,146	$10,013	$10,087
Zenith American Holding, Inc. 1000 N. Ashley Drive Suite 1040 Tampa, FL 33602	Business Services	Common Stock			$1,564	$782	$1,490	0.85%
Zenith Merger Sub, Inc. 1000 N. Ashley Drive Suite 1040 Tampa, FL 33602	Business Services	First Lien	L + 5.25%	12/13/2024	$16,530	$16,321	$16,405
Zillow Topco LP 10230 NE Points Drive Suite 540 Kirkland, WA 98033	Software	Common Stock			$313	$312	$358	0.41%
Zywave, Inc. 10100 W. Innovation Drive Suite 300 Milwaukee, WI 53226	High Tech Industries	Second Lien	L + 9.00%	11/17/2023	$3,468	$3,432	$3,458
Total investments						$1,984,950	$1,919,368

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/LLC Interest	Cost	Fair Value
Investment Fund (2)
Middle Market Credit Fund, LLC 520 Madison Avenue New York, NY 10022	Investment Fund	Mezzanine Loan	L+9.00%	5/18/2021	$93,000	$93,000	$93,000
		Subordinated Loan and Member’s Interest	0.001%	3/1/2021	$123,501	$123,501	$111,596
Total Investment Fund						$216,501	$204,596
Total Investments						$2,201,451	$2,123,964

(1)
Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. All amounts shown are in thousands, unless otherwise disclosed.

(2)
Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund.

(3)
The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(4)
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Barnes & Noble, Inc. (1.83%), Dimensional Dental Management, LLC (4.87%), Legacy.com Inc. (3.73%) and Surgical Information Systems, LLC (1.13%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

MANAGEMENT
Our business and affairs are managed under the direction of our Board. Our Board currently consists of five members, three of whom are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (each, an “Independent Director”) and two of whom are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (each, an “Interested Director”). The Board elects our officers, who serve at the discretion of our Board. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.
Board of Directors and Executive Officers
Our Board is presently composed of five directors, divided into three classes, each serving staggered three-year terms. The term of our first class of directors will expire at the 2020 annual meeting of stockholders; the term of our second class of directors will expire at the 2021 annual meeting of stockholders; and the term of our third class of directors will expire at the 2022 annual meeting of stockholders.
Each director holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, disqualification or removal.
Directors

Name	Age	Position	Director Since	Class
Interested Directors
Linda Pace	58	Chair of the Board, Chief Executive Officer and President	2015	Class I (term expires in 2020)
Eliot P.S. Merrill	49	Director	2020	Class II (term expires in 2021)

Independent Directors
Nigel D. T. Andrews	72	Director	2012	Class II (term expires in 2021)
Leslie E. Bradford	64	Director	2017	Class III (term expires in 2022)
John G. Nestor	75	Director	2013	Class III (term expires in 2022)
Executive Officers Who are Not Directors

Name	Age	Position	Officer Since
Thomas M. Hennigan	43	Chief Financial Officer	2018
		Chief Risk Officer	2016
Peter Gaunt	39	Treasurer	2020
Erik Barrios	41	Chief Compliance Officer and Secretary	2018
The business address of each director and executive officer who is not a director is 520 Madison Avenue, 40th Floor, New York, NY 10022.
Biographical Information and Discussion of Experience and Qualifications
Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us and our Board to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company’s business and structure.
Interested Directors
Linda Pace has served as Chair of our Board and our Chief Executive Officer since December 31, 2019, and our President since June 2019. Ms. Pace has also served on the board of directors and as the chief executive officer of TCG BDC II, Inc. (“TCG BDC II”) since December 31, 2019, and as the president of TCG BDC II since June 2019. Ms. Pace is a Managing Director and Partner of Carlyle and the Global Head of Loans & Structured Credit as well as the President of Carlyle Direct Lending. Previously, she was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Ms. Pace may from time to time serve as a director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was co-head of the bank’s Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million Collateralized Loan Obligation funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst. Ms. Pace received her undergraduate degree in French from Douglass College and her M.B.A in finance from New York University. Ms. Pace is an experienced leader whose extensive experience in capital markets, corporate finance and risk management provides our Board with valuable insight and leadership.
Eliot P.S. Merrill has served on our Board since 2013 and served as Interim Chairman of our Board from May 2016 to March 2017. Mr. Merrill has also served on the board of directors of TCG BDC II since October 2017. Prior to the completion of the merger of NF Investment Corp. (“NFIC”) into the Company (the “NFIC Acquisition”) in June 2017, Mr. Merrill served as a member of the board of directors of NFIC. Mr. Merrill is a Managing Director and Co-head of Carlyle Global Partners based in New York. Carlyle Global Partners seeks to deliver attractive risk-adjusted returns on significant sums of capital over a longer timeframe than typical private equity funds, thereby creating substantial longer-term appreciation. Mr. Merrill may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Before the launch of Carlyle Global Partners in 2014, Mr. Merrill was a Managing Director of Carlyle, primarily focused on U.S. buyout opportunities in the telecommunications and media sectors. Mr. Merrill is a member of the board of directors of Getty Images, TCW Group, Content Partners, and Schon Klinik and Citizen Schools of New York, a non-profit. Mr. Merrill has previously served on the boards of several other Carlyle investments, including AMC Loews and Nielson Company B.V. Prior to joining Carlyle in 2001, Mr. Merrill was a Principal at Freeman Spogli & Co., a buyout fund with offices in New York and Los Angeles. Prior to that, Mr. Merrill worked at Dillon Read & Co. Inc. in the Mergers and Acquisitions Group. Before that, Mr. Merrill was a Sail Consultant and Special Project Coordinator for Doyle Sailmakers, Inc. Mr. Merrill’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board with valuable insight.
Independent Directors
Nigel D.T. Andrews has served on our Board since 2012, and is the Chairman of the audit committee of our Board (the “Audit Committee”) and a member of the nominating and governance committee of our Board (the “Nominating and Governance Committee”) and the compensation committee of our Board (the “Compensation Committee”). Mr. Andrews has also served as a member of the board of directors of TCG BDC II since April 2017, and is the chairman of the audit committee of TCG BDC II. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Andrews served as a member of the board of directors and on the audit committee of NFIC. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Andrews recently retired from his roles as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chairman of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory Funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chairman of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.
Leslie E. Bradford has served on our Board since October 2017 and is a member of our Audit Committee, Nominating and Governance Committee and Compensation Committee. Ms. Bradford has also served as a member of the board of directors and the audit committee of TCG BDC II since October 2017. Ms. Bradford may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. From 2011 to 2013, Ms. Bradford was a senior advisor and director of the Alumni Network of Morgan Stanley. Prior to that, Ms. Bradford had risk management and advisory responsibilities throughout all business unit and support areas of Morgan Stanley over a 25+ year career. Prior to joining Morgan Stanley, Ms. Bradford was a vice president in the corporate division of Irving Trust Company from 1977 to 1985 and was responsible for the development of corporate client lending and non-lending business in Northeastern United States. Ms. Bradford has also served on the boards and committees of various organizations, including as a former trustee of the American Foundation for the Blind, a former trustee of the Morgan Stanley Foundation, and a Dartmouth College Fund Committee member. Ms. Bradford holds an undergraduate degree in Religion from Dartmouth College and an MBA in Finance from the New York University Graduate School of Business. Ms. Bradford’s broad industry experience in corporate, financial, and public sectors has provided her with an abundance of skills and valuable insight in handling complex transactions and issues, all of which makes her well qualified to serve on our Board.

John G. Nestor has served on our Board since 2013, and is a member of our Audit Committee, Nominating and Governance Committee and Compensation Committee. Mr. Nestor has also served as a member of the board of directors and the audit committee of TCG BDC II since April 2017. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Nestor served as a member of the board of directors and on the audit committee of NFIC. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is chairman and senior managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for 16 years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977 Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and in 1979 he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is chairman of the board of directors of SmartSource Computer and Audio Visual Rentals, a member of the board of directors of Form Tech Concrete Forms and a member of the board of advisors of The Gates Group. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation and as the board chair of Deaconess Community Foundation. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank and The Diversity Center. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our Board valuable insights.
Executive Officers Who Are Not Directors
Thomas M. Hennigan was appointed as our Chief Financial Officer in March 2018 and our Chief Risk Officer in 2016. Mr. Hennigan has also served as the chief financial officer of TCG BDC II since March 2018, and the chief risk officer of TCG BDC II since April 2017. In addition, Mr. Hennigan serves as the Chief Operating Officer and Chief Risk Officer for Carlyle Direct Lending. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hennigan served as the chief risk officer of NFIC. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was a senior vice president and head of underwriting and portfolio management for Churchill Financial LLC, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process and overseeing the firm’s regular portfolio review meetings. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.
Peter Gaunt was appointed as our Treasurer in March 2020 and is our principal accounting officer for SEC reporting purposes. Mr. Gaunt has also served as the treasurer of TCG BDC II since March 2020. Mr. Gaunt may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Gaunt is a Principal in Carlyle Global Credit. He joined Carlyle in 2019 to lead Carlyle Global Credit’s Investment Company Act Fund operations. Prior to joining Carlyle, Mr. Gaunt was a corporate controller at Hercules Capital, an internally managed BDC focused on venture debt investing, where he led that company’s efforts in accounting, FP&A, treasury and capital markets. Prior to Hercules Capital, he was a senior manager in EY’s wealth and asset management practice serving BDCs, mortgage real estate investment trusts, mutual funds and private equity funds. Mr. Gaunt also spent time with Credit Suisse in its asset management division. Mr. Gaunt has extensive experience in the asset management industry covering accounting, financial reporting, valuation, FP&A, regulatory reporting, treasury and capital markets activity.
Erik Barrios was appointed as our Chief Compliance Officer and Secretary in 2018 and is a Vice President of Carlyle. Mr. Barrios has also served as the chief compliance officer and secretary of TCG BDC II since February 2018. Mr. Barrios may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Barrios was Counsel at Avenue Capital Group, where he was responsible for legal matters relating to the firm’s registered investment company business. Prior to that role, he was an Associate General Counsel at Cohen & Steers, where he focused on the firm’s registered investment company clients.
Board Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Investment Adviser and officers, reviews and monitors the services and activities performed by our Investment Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.
Under our bylaws, our Board may designate a Chair to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.
Presently, Ms. Pace serves as Chair of our Board. Ms. Pace is an Interested Director. We believe that Ms. Pace’s extensive knowledge of the financial services industry and capital markets in particular qualifies her to serve as the Chair of our Board. We believe that we are best served through this existing leadership structure, as Ms. Pace’s relationship with our Investment Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the retention by the Independent Directors of independent counsel, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations.
Role in Risk Oversight
Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and The Carlyle Group Employee Co., with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least four times each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of the Board of Directors
Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, and may establish additional committees in the future.
Audit Committee
The Audit Committee is currently composed of Messrs. Andrews and Nestor and Ms. Bradford, all of whom are Independent Directors. Mr. Andrews serves as Chairman of the Audit Committee. Our Board has determined that Mr. Andrews is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Andrews and Nestor and Ms. Bradford meets the current independence and experience requirements of Rule 10A-3 of the

Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements including communicating with the independent registered public accounting firm on critical audit matters expected to be described in the independent registered public accounting firm’s report, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.
The Audit Committee held eight meetings during the year ended December 31, 2019.
The Audit Committee’s charter is available on our website at: www.tcgbdc.com.
Nominating and Governance Committee
The Nominating and Governance Committee is currently composed of Messrs. Andrews and Nestor and Ms. Bradford, each of whom is an Independent Director and is independent for purposes of NASDAQ. Mr. Nestor serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the Board for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the Board nominees to fill vacancies on the Board or committees thereof or to stand for election by the stockholders of the Company, (iv) reviewing the Company’s policies relating to corporate governance and recommending any changes in such policies to the Board, and (v) overseeing the evaluation of the Board (including its leadership structure) and its committees.
The Nominating and Governance Committee held three meetings during the year ended December 31, 2019.
The Nominating and Governance Committee’s charter is available on our website at: www.tcgbdc.com.
The Nominating and Governance Committee considers nominees properly recommended by stockholders in compliance with the procedures set forth in our bylaws. Our bylaws provide with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only pursuant to our notice of the meeting and (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
Compensation Committee
The Compensation Committee is currently composed of Messrs. Andrews and Nestor and Ms. Bradford, each of whom is independent for purposes of the Investment Company Act and is independent for NASDAQ purposes. Mr. Andrews serves as chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determining, any compensation paid directly, if any, by us to our executive officers. The Compensation Committee is also charged with assisting the Board with all matters related to compensation, as directed by the Board. None of our executive officers are directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices.
The Compensation Committee held three meetings during the year ended December 31, 2019.
The Compensation Committee’s charter is available on our website at: www.tcgbdc.com.

Beneficial Ownership of Our Directors
The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of April 9, 2020. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Directors
Linda Pace	Over $100,000
Eliot P.S. Merrill	Over $100,000

Independent Directors
Nigel D.T. Andrews	Over $100,000
Leslie E. Bradford	None
John G. Nestor	Over $100,000

(1)	The dollar ranges used in the above table are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of April 9, 2020, multiplied by the Company’s net asset value (“NAV”) per share as of December 31, 2019.
Compensation of Independent Directors
Each Independent Director received the following amounts for serving as a director of the Company: (i) a $90,000 annual fee; (ii) for a meeting of our Board, $2,500 for each such board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such board meeting, and $950 for each such board meeting attended telephonically; (iii) for a meeting of a committee of the Board, $1,250 for each such committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such committee meeting, and $650 for each such committee meeting attended telephonically; and (iv) an annual fee of $16,000 for the Chairman of our Audit Committee.
The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2019:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Nigel D.T. Andrews, Director	$126,100	$126,100	$195,850
Leslie E. Bradford, Director	$110,100	$110,100	$170,850
John G. Nestor, Director	$110,100	$110,100	$170,850

(1) Messrs. Andrews and Nestor and Ms. Bradford serve on the board of directors of TCG BDC II. The Company and TCG BDC II are part of the Fund Complex. Compensation amounts shown include compensation such directors received from the Company and TCG BDC II for services rendered during the fiscal year ended December 31, 2019. TCG BDC III, Inc. (“TCG BDC III”) has not elected to be regulated as a BDC or commenced operations and thus TCG BDC III was not part of the Fund Complex during the fiscal year ended December 31, 2019.

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Investment Adviser or its affiliates or by subcontractors, pursuant to the terms of the investment advisory agreement entered into by and between the Company and the Investment Adviser, and the administration agreement entered into by and between the Company and the Administrator (the “Administration Agreement”). Each of our executive officers is an employee of the Investment Adviser or its affiliates. Our day-to-day investment operations are managed by the Investment Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Investment Adviser or its affiliates or by subcontractors.

None of our officers receives direct compensation from us. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have also agreed to reimburse the Administrator for our allocable portion of the compensation of any personnel that they provide for our use.
No compensation is paid to Directors who are Interested Directors.
Portfolio Managers
The management of our investment portfolio is the responsibility of our Investment Adviser and our Investment Adviser has established an investment committee for our business (the “Investment Committee”). A majority of the members of the Investment Committee must approve each new investment that we make. The biographical information of the members of our Investment Committee is set forth below. Within that framework, Linda Pace, our President, Chief Executive Officer and Chair of our Board has day to day responsibility for our investment portfolio. As of December 31, 2019, Ms. Pace also manages registered investment companies, other pooled investment vehicles and other accounts, as indicated below.

		Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Linda Pace
	Registered Investment Companies	1	$0.12	1	$0.12
	Other Pooled Investment Vehicles	38	$24.19	37	$18.73
	Other Accounts	4	$1.14	3	$0.36
The following table sets forth the members of the Investment Committee. No member of the Investment Committee is employed by us and no member receives compensation from us in connection with his or her Investment Committee or portfolio management activities.

Name	Position
Linda Pace	President, Chief Executive Officer, and Chair of the Board of the Company and TCG BDC II; Managing Director and Partner of Carlyle; Global Head of Loans and Structured Credit
Mark Jenkins	Managing Director, Head of Carlyle Global Credit
Justin Plouffe	Managing Director, Deputy Chief Investment Officer of Global Credit
Shary Moalemzadeh	Managing Director, Co-Head of Illiquid Credit Strategies, Co-Head of Carlyle Strategic Partners
Alex Popov	Managing Director, Co-Head of Illiquid Credit Strategies, Head of Carlyle Credit Opportunities Fund
For biographical information of Ms. Pace, see “–Biographical Information and Discussion of Experience and Qualifications–Interested Directors.”
Mark Jenkins is a Managing Director of Carlyle and Head of Carlyle Global Credit. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at Canada Pension Plan Investment Board (CPPIB) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD$56 billion of AUM. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle market direct lending. Prior to CPPIB, he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing Groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions.
Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer for Carlyle Global Credit. He is based in New York. Mr. Plouffe focuses on investing across Carlyle’s credit strategies and driving growth initiatives for the Global Credit platform. He is Co-Portfolio Manager for OFI Carlyle Private Credit Fund, Co-Head of Carlyle Structured Credit Fund, and serves on various Global Credit investment committees. He is also the CEO of TCG Capital Markets L.L.C., a SEC-registered broker/dealer affiliate of

The Carlyle Group. Since joining Carlyle in 2007, Mr. Plouffe has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics, and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder and holds Series 7, 24, 57, 63, 79 and 99 licenses.
Shary Moalemzadeh is a Managing Director, Co-Head of Distressed & Special Situations and Co-Head of Illiquid Credit. He is based in New York. Mr. Moalemzadeh is a founding member of Distressed & Special Situations, having joined Carlyle in 2003. Prior to joining Carlyle, Mr. Moalemzadeh was a Principal and founding member of Jacksons LLC, a New York-based private equity firm focused on middle-market private equity and distressed investments. Prior to that, Mr. Moalemzadeh worked at Vestar Capital Partners, a New York-based leveraged buyout firm focused on management buyouts and recapitalizations. Before joining Vestar Capital Partners, Mr. Moalemzadeh worked in the Leveraged Finance Group at Merrill Lynch, where he originated, structured, syndicated and executed leveraged loans and high yield debt offerings. Mr. Moalemzadeh currently serves on the board of directors of Service King and Sterling LLC. Previously Mr. Moalemzadeh served on the board of directors of Diversified Machine, Inc., Dynamic Precision Group, Metaldyne Corporation, Permian Holdings Inc., RPK Capital Partners, LLC and Stellex Aerostructures, Inc. Mr. Moalemzadeh received a B.S. in finance and graduated cum laude from New York University’s Stern School of Business.
Alex Popov is a Managing Director, Head of Carlyle Credit Opportunities Fund and Co-Head of Illiquid Credit. He is based in New York. Prior to joining Carlyle, Mr. Popov was a Managing Director at HPS Investment Partners (f/k/a Highbridge Principal Strategies, “HPS”) from 2008 to 2016. At HPS, he led investment activities in the US for HPS Mezzanine Funds I & II and was a member of the investment committee for HPS Mezzanine Fund III and HPS’ firm-wide Credit Committee. Mr. Popov founded and led the firm’s real estate credit platform and served as a member of the Board and Investment Committee of the Joint Venture between HPS and The Related Companies. Before joining HPS in 2008, Mr. Popov worked at Oaktree Capital Management focusing on credit investments across various sectors. Earlier in his career, he worked at American Capital Strategies and Donaldson, Lufkin & Jenrette (DLJ). Mr. Popov received his undergraduate degree from Cornell University and his MBA from NYU Stern School of Business.
The table below shows the dollar range of shares of common stock to be beneficially owned by our portfolio manager as of April 9, 2020.

Name	Aggregate Dollar Range of Equity Securities in TCG BDC, Inc. (1)
Linda Pace	$100,001 - $500,000

(1)     Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
Investment Advisory Agreement
We are party to the Investment Advisory Agreement with our Investment Adviser, a wholly owned subsidiary of Carlyle. See “Related Party Transactions-Investment Advisory Agreement” in Part II, Item 7 of our 2019 Annual Report and in Note 4 to our consolidated financial statements in our 2019 Annual Report, which are incorporated herein by reference.
Examples of Quarterly Incentive Fee Calculation
The figures provided in the following examples are hypothetical, are presented for illustrative purposes only and are not indicative of actual expenses or returns. Please refer to our SEC filings, including the filings incorporated by reference herein, for information on actual expenses and returns.
These examples assume a 17.5% incentive fee and a 1.50% management fee.

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%.
Hurdle rate(1) = 1.50%.
Management fee(2) = 0.375%.
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%.
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) = 0.675%.
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.30%.
Hurdle rate(1) = 1.50%.
Management fee(2) = 0.375%.
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%.
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) = 1.725%.
Incentive fee = 17.5% × pre-incentive fee net investment income, subject to the “catch-up”(4)
= 100% x (1.725%-1.50%)
= 0.225%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%.
Hurdle rate(1) = 1.50%.
Management fee(5) = 0.333%.
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%.
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) = 3.467%.
Incentive fee = 17.5% × pre-incentive fee net investment income, subject to “catch-up”(4)
Incentive fee = 100% × “catch-up” + (17.5% × (pre-incentive fee net investment income - 1.82%)).
Catch-up = 1.82% - 1.50%.
= 0.32%
Incentive fee = (100% × 0.32%) + (17.5% × (3.467% - 1.82%))
= 0.320% + (17.5% × 1.647%)
= 0.320% + 0.288%
= 0.608%.

Notes:

(*)	The hypothetical amount of pre-incentive fee net investment income shown is expressed as a rate of return on the value of the Company’s total net assets.
(1)     Represents 6.00% annualized hurdle rate.
(2)    Represents 1.50% annualized management fee using leverage up to 1.0x debt to equity.
(3)     Excludes organizational and offering expenses.

(4)
The “catch-up” provision, as described in Section 3(b)(i)(A)-(C) above, is intended to provide the Investment Adviser with an incentive fee of approximately 17.5% on all of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply when the Company’s net investment income exceeds 1.82% in any calendar quarter. The “catch-up” portion of our pre-incentive fee net investment income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to approximately 1.82% (that is, 1.5% divided by (1 - 0.175)) in any calendar quarter.

(5)
Represents a blended 1.33% annualized management fee using leverage of 2.0x debt to equity, which represents 1.50% annualized management fee on assets financed using leverage up to 1.0x debt to equity and 1.00% annualized management fee on assets financed using leverage in excess of 1.0x debt to equity.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

•	Year 3: FMV of Investment B determined to be $25 million.

•	Year 4: Investment B sold for $31 million.

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•	Year 2: $5.25 million capital gains incentive fee, calculated as follows:
$30 million realized capital gains on sale of Investment A multiplied by 17.5%.

•	Year 3: None, calculated as follows:(5)
$4.375 million cumulative fee (17.5% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $5.25 million (previous capital gains fee paid in Year 2).

•	Year 4: $175,000 capital gains incentive fee, calculated as follows:
$5.425 million cumulative fee ($31 million cumulative realized capital gains ($30 million from Investment A and $1 million from Investment B) multiplied by 17.5%) less $5.25 million (previous capital gains fee paid in Year 2).

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

•	Year 4: FMV of Investment B determined to be $35 million.

•	Year 5: Investment B sold for $20 million.

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•
Year 2: $4.375 million capital gains incentive fee, calculated as follows:17.5% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B).

•	Year 3: $1.225 million capital gains incentive fee, calculated as follows:
$5.6 million cumulative fee (17.5% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $4.375 million (previous capital gains fee paid in Year 2).

•	Year 4: $525,000 capital gains incentive fee, calculated as follows:
$6.125 million cumulative fee (17.5% multiplied by $35 million cumulative realized capital gains) less $5.6 million (previous cumulative capital gains fee paid in Year 2 and Year 3).

•
Year 5: None $4.375 million cumulative fee (17.5% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $6.125 million (previous cumulative capital gains fee paid in Years 2, 3 and 4).

Note:

(5)
If the Investment Advisory Agreement is terminated on a date other than December 31 of any year, we may pay aggregate capital gain incentive fees that are more than the amount of such fees that would have been payable if the Investment Advisory Agreement had been terminated on December 31 of such year. This would occur if the fair market value of an investment declined between the time the Amended Advisory Agreement was terminated and December 31.

Board Approval of the Investment Advisory Agreement
In accordance with Section 15(a) and 15(c) of the Investment Company Act, the Board, including a majority of the Independent Directors, approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Company and the Investment Adviser on April 3, 2013. The Original Investment Advisory Agreement was amended on September 15, 2017 (as amended, the “First Amended and Restated Investment Advisory Agreement”) after the approval of the Board, including a majority of the Independent Directors, at an in-person meeting of the Board held on May 30, 2017 and the approval of the Company’s stockholders at a special meeting of stockholders held on September 15, 2017. On August 6, 2018, the First Amended and Restated Investment Advisory Agreement was further amended (as amended, the “Investment Advisory Agreement”) after the approval of the Board. On May 6, 2019, the Board, including a majority of the Independent Directors, approved at an in-person meeting the continuance of the Investment Advisory Agreement for a one year period.
In its consideration of the Investment Advisory Agreement, the Board considered the information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by our Investment Adviser;

•	the investment performance of our Investment Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs, investment companies and other accounts, if any, of our Investment Adviser with similar investment objectives;

•	our projected operating expenses and expense ratio compared to BDCs, investment companies and other accounts, if any, of our Investment Adviser with similar investment objectives;

•	the costs of the services to be provided and profits to be realized by our Investment Adviser and its affiliates from the relationship with us;

•	the extent to which economies of scale would be realized as we continue to grow;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of our Investment Adviser; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
No single factor was determinative of the Board’s and the Independent Directors’ decisions to approve the Investment Advisory Agreement, but rather, the directors based their determination on the total mix of information available to them. Following consideration of the foregoing, the Board determined that the terms of the Investment Advisory Agreement are fair to, and in the best interests of, us and our stockholders.
Duration, Termination and Amendment
The initial term of the Investment Advisory Agreement is two years from September 15, 2017 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board and by the vote of a majority of the Independent Directors. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
As a BDC, we are also subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions. Our Board will review these procedures on an annual basis.
Investment Advisory Agreement
We are party to the Investment Advisory Agreement with our Investment Adviser, a wholly owned subsidiary of Carlyle, an entity in which certain of our directors and officers and members of our Investment Adviser’s investment team may have indirect ownership and pecuniary interests. See “Related Party Transactions-Investment Advisory Agreement” in Part II, Item 7 of our 2019 Annual Report and in Note 4 to our consolidated financial statements in our 2019 Annual Report, which are incorporated herein by reference.
Our Investment Adviser, its investment professionals, our executive officers and directors and other current and future principals of our Investment Adviser may serve as investment advisers, officers, directors or principals of other entities and investment funds that operate in the same or a related line of business as we do and/or investment funds, accounts and other similar arrangements advised by Carlyle. Currently, our executive officers, as well as the other principals of our Investment Adviser manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs, including TCG BDC II. In addition, our Investment Adviser’s investment team has responsibilities for sourcing and managing U.S. middle market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, us or our stockholders. See “Risk Factors-Risks Related to Our Business and Structure-There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns” and “Business-Allocation of Investment Opportunities and Potential Conflicts of Interest” for more information in Part I, Item 1A of our 2019 Annual Report. For information on payments made under the Investment Advisory Agreement, see “Related Party Transactions-Investment Advisory Agreement” in Part II, Item 7 of our 2019 Annual Report and in Note 4 to our consolidated financial statements in our 2019 Annual Report, which are incorporated herein by reference.
Administration Agreement
Our Administrator, an affiliate of our Investment Adviser, provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to the Administration Agreement which we entered into with our Administrator. Our Administrator receives reimbursements equal to an amount that reimburses it for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to us, operations staff who provide services to us, and internal audit staff in their role of performing our Sarbanes-Oxley Act internal control assessment. For more information, including on payments made under the Administration Agreement, see “Related Party Transactions-Administration Agreement” in Part II, Item 7 of our 2019 Annual Report and in Note 4 to our consolidated financial statements in our 2019 Annual Report, which are incorporated herein by reference.
Additionally, from time to time our Investment Adviser, our Administrator and their respective affiliates, may pay third-party providers to us of goods or services. We will subsequently reimburse our Investment Adviser, our Administrator or such affiliates thereof for any such amounts paid on our behalf.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of April 9, 2020, there were 56,307,960 shares of common stock issued and outstanding and 27 stockholders of record (including Cede & Co.).
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.
The following table sets forth, as of April 9, 2020, the beneficial ownership as indicated in the Company’s books and records of each current director, each nominee for director, each executive officer of the Company, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 56,307,960 shares of common stock outstanding as of April 9, 2020. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
Linda Pace(2)	34,702	*
Eliot P.S. Merrill(3)	10,100	*
Independent Directors
Nigel D.T. Andrews(4)	10,100	*
Leslie E. Bradford	—	—
John G. Nestor(5)	42,600	*
Executive Officers Who Are Not Directors
Thomas M. Hennigan(6)	45,907	*
Peter Gaunt	—	—
Erik Barrios	—	—
All Directors and Executive Officers as a Group (eight persons)	143,409	0.25%
Five-Percent Stockholder:
None
*	Represents less than one tenth of one percent.
(1)
For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each director and executive officer has sole voting and/or investment power over the shares reported.

(2)	Consists of 34,702 shares of common stock directly owned by Ms. Pace.
(3)	Consists of 10,100 shares of common stock directly owned by Mr. Merrill.
(4)	Consists of 10,100 shares of common stock directly owned by Mr. Andrews.
(5)
Consists of 16,800 shares of common stock directly owned by Mr. Nestor and 25,800 shares of common stock held by trusts for which Mr. Nestor or his spouse serve as trustee. Mr. Nestor disclaims beneficial ownership of the securities held by such trusts, except to the extent of his pecuniary interest therein.

(6)
Consists of 43,947 shares of common stock directly owned by Mr. Hennigan and 1,960 shares held by his spouse. Mr. Hennigan disclaims beneficial ownership of the securities held by such trusts, except to the extent of his pecuniary interest therein.

DETERMINATION OF NET ASSET VALUE
In accordance with the procedures adopted by our Board, the NAV per share of our outstanding shares of common stock is determined by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our investments in accordance with the procedures described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Fair Value Measurements” in Part II, Item 7 of our 2019 Annual Report, which is incorporated herein by reference.
We conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with accounting principles generally accepted in the United States (“U.S. GAAP”) and the Investment Company Act. Our Board, with the assistance of the Audit Committee of the Board (the “Audit Committee”), determines the fair value of our assets on at least a quarterly basis, in accordance with the terms of Financial Accounting Standards Board ASC Topic 820, Fair Value Measurement (“ASC 820”). Our valuation procedures are set forth in more detail below.
ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Board, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificates received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the Company’s consolidated financial statements as of December 31, 2019, 2018 and 2017.
U.S. GAAP establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
The three-level hierarchy for fair value measurement is defined as follows:
Level 1 — inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. We do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.
Level 2 — inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. Our Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
The Board is ultimately responsible for the determination, in good faith, of the fair value of our portfolio investments.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

DESCRIPTION OF SECURITIES
This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law (“MGCL”) and on our charter (“Charter”) and bylaws. This summary is not intended to be complete, and we refer you to the MGCL and our Charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.
STOCK
Our authorized stock consists of 200,000,000 shares, par value $0.01 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase our stock. Our common stock is listed on the NASDAQ Global Select Market under the symbol “CGBD.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.
In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.
Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
The following are our outstanding classes of capital stock as of April 9, 2020:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	None	27
Preferred Stock
Our Charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders.
You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We currently have no plans to issue preferred stock, but may determine to do so in the future.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The Charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors and executive officers that will provide the maximum indemnification permitted under Maryland law and the Investment Company Act.
Certain Provisions of the MGCL and Our Charter and Bylaws
The MGCL and our Charter and bylaws contain provisions that may discourage, delay or make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2020, 2021 and 2022, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of our Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
As permitted by our Charter, our bylaws provide that a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our Charter and bylaws our Board may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be increased or decreased only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve unless our bylaws are amended in which case we may have more than twelve directors but never less than one. Our Charter provides that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.
Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by a majority of our Board, the Chairman of the Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, co-invest or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain Charter amendments; (ii) any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for our liquidation or dissolution; or (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the MGCL requires to be approved by our stockholders. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our Charter and bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
As permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board shall determine such rights apply.
Control Share Acquisitions
The MGCL, pursuant to the Maryland Control Share Acquisition Act (“Control Share Act”), provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of their increasing ranges of voting power. The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the Investment Company Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the Investment Company Act.

Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act (“MBCA”), provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons (as defined in the Investment Company Act). This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the MBCA only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the MBCA does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with Investment Company Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the MBCA, or any provision of our Charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum
Our Charter and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the Charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware, provided that to the extent the appropriate court located in the state of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

DESCRIPTION OF PREFERRED STOCK
In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.
The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66 2/3% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.
For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

•	the designation and number of shares of such class or series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non‑participating;

•	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

•	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such class or series;

•	any provisions relating to the redemption of the shares of such class or series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.
The features of the preferred stock are further limited by the requirements applicable to RICs (as defined below) under the Code.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of distributions to holders of our preferred stock will take priority over payment of distributions to our common stockholders. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF SUBSCRIPTION RIGHTS
GENERAL
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over‑subscription privilege with respect to unsubscribed securities and the terms of such over‑subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
EXERCISE OF SUBSCRIPTION RIGHTS
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
DILUTIVE EFFECTS
Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current NAV per share, the rights offering may reduce our NAV per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book‑entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES
We have in the past and may continue to issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
On December 30, 2019, we issued the 2019 Notes in a private offering. Interest on the 2019 Notes is due quarterly. This interest rate is subject to increase (up to 5.75%) in the event that, subject to certain exceptions, the 2019 Notes cease to have an investment grade rating. The Company is obligated to offer to repay the 2019 Notes at par if certain change in control events occur. The 2019 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default-Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities is issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 150% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 150%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors-Risks Relating to Our Business and Structure-Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in Part I, Item 1A of our 2019 Annual Report.
GENERAL
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the events of default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
PAYMENT AND PAYING AGENTS
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
Except as otherwise indicated in the applicable prospectus supplement, if any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book‑entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
EVENTS OF DEFAULT
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

•	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

•
We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days.

•	Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”) (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book‑entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
MERGER OR CONSOLIDATION
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•	Immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
MODIFICATION OR WAIVER
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	materially adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect, including adding additional covenants or events of default. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “-Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance-Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book‑entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
DEFEASANCE
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions-Subordination” below. In order to achieve covenant defeasance, we must do the following:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service (“IRS”) ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions-Subordination.”
FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
RESIGNATION OF TRUSTEE
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
INDENTURE PROVISIONS-SUBORDINATION
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture. “Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
THE TRUSTEE UNDER THE INDENTURE
We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.
CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on a security denominated in a currency other than U.S. dollars would be required to render the judgment in the specified currency; however, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on a security denominated in a currency other than U.S. dollars, investors would bear currency exchange risk until judgment is entered, which could be a long time.
In courts outside of New York, investors may not be able to obtain judgment in a specified currency other than U.S. dollars. For example, a judgment for money in an action based on a non-U.S. dollar security in many other U.S. federal or state courts ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the currency in which any particular security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment.
BOOK‑ENTRY DEBT SECURITIES
The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully‑ registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully‑registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.
DTC, the world’s largest securities depository, is a limited‑purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for U.S. and non‑U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post‑trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic, computerized book‑entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non‑U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non‑U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is, in turn, to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book‑entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of the Direct and Indirect Participants.
DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book‑entry‑only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book‑entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF UNITS
The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.
The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement and any related free writing prospectus are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

DIVIDEND REINVESTMENT PLAN
We have an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, other than those stockholders who have “opted out” of the plan. Under the plan, if our Board authorizes, and we declare, a cash dividend or distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash.

Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan.
For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street, our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The plan administrator will maintain all participants’ accounts in the plan and furnish written confirmation of all transactions in the accounts. Shares in the account of each participant will be held by the plan administrator on behalf of the participant in book entry form in the plan administrator’s name or the plan administrator’s nominee. Those stockholders whose shares are held through a broker or other nominee may receive cash distributions by notifying their broker or nominee of their election. We intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods. See “Price Range of Common Stock and Distributions.”
We intend to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the NAV per share on the relevant valuation date. If the market value per share is less than the NAV per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise. If we are implementing the plan through the issuance of newly issued shares, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of our common stock on the relevant valuation date. If the plan administrator is purchasing common stock on behalf of participants to implement the plan, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the average purchase price per share of all shares of common stock purchased with respect to that dividend or distribution. Market price per share as of any date would be the closing price per share of our common stock on the primary exchange on which our common stock is traded or, if no sale is reported for such day on such exchange, at the average of the electronically reported bid and asked prices for that day. The number of shares of our common stock to be outstanding after giving effect to payment of a dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
The plan administrator’s fees under the plan are paid by us. If a participant elects to sell part or all of his, her or its shares and have the proceeds remitted to the participant, such request must first be submitted to the participant’s broker, who will coordinate with the plan administrator and who may deduct a per share brokerage commission from the proceeds.
Participants may terminate their accounts under the plan by notifying the plan administrator.
Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will generally be equal to the cash that would have been received if the stockholder had received the dividend or distribution in cash, unless we issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
We reserve the right to amend or terminate the plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. There is no direct service charge to participants with regard to purchases in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants. Notice will be sent to participants of any amendments as soon as practicable after such action by us.
All correspondence concerning the plan should be directed to the plan administrator by mail at State Street Corporation, Attention: Plan Administrator, 100 Huntington Ave., Copley Place Tower 2, Floor 3, Mail Code: CPH0255, Boston, MA 02116. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the dividend reinvestment plan to their broker or nominee.

REGULATION
General
We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A publicly-traded BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be Independent Directors. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle. We are also not permitted to make any co-investments with our Investment Adviser or its affiliates (including any fund managed by Carlyle) without complying with the terms of exemptive relief granted by the SEC to us, our Investment Adviser and certain affiliated persons of us (the “Exemptive Relief”), subject to certain exceptions, including with respect to our downstream affiliates. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and our Investment Adviser’s allocation policies and procedures.
As a BDC, we are generally required to meet a minimum “asset coverage” ratio after each issuance of senior securities. “Asset coverage” generally refers to a company’s total assets, less all liabilities and indebtedness not represented by “senior securities,” as defined in the Investment Company Act, divided by total senior securities representing indebtedness and, if applicable, preferred stock. “Senior securities” for this purpose includes borrowings from banks or other lenders, debt securities and preferred stock. On April 9, 2018 and June 6, 2018, our Board, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act), and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the Investment Company Act. As a result, the minimum asset coverage ratio applicable to us was reduced from 200% to 150%, effective as of June 7, 2018, the first day after our 2018 annual meeting of stockholders.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.
We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. The portion of our portfolio invested in securities issued by investment companies ordinarily will subject our stockholders to additional indirect expenses. Our investment portfolio is also subject to diversification requirements by virtue of our intended status to be a RIC for U.S. tax purposes.

In addition, investment companies registered under the Investment Company Act and private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the Investment Company Act may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless the funds comply with an exemption under the Investment Company Act. As a result, certain of our investors may hold a smaller position in our shares than if they were not subject to these restrictions.
We are generally not able to issue and sell our common stock at a price below net asset value (“NAV”) per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
We are subject to periodic examination by the SEC for compliance with the Investment Company Act.
Qualifying Assets
Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(c)	satisfies any of the following:

i.
does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million;

ii.	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iii.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company that we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.
Managerial Assistance to Portfolio Companies
As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Investment Adviser may provide all or a portion of this assistance pursuant to our administration agreement, the costs of which will be reimbursed by us. We may receive fees for these services.
Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. We may also invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Indebtedness and Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factor-Risks Relating to Our Business and Structure-Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in Part I, Item IA of our 2019 Annual Report, which is incorporated herein by reference.
Codes of Ethics
We and our Investment Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively (collectively, the “Rule 17j-1 Codes of Ethics”), which establish procedures for personal investments and restricts certain transactions and apply to, among others, our Chief Executive Officer and Chief Financial Officer. The Rule 17j-1 Codes of Ethics generally do not permit investments by personnel subject to them in securities that may be purchased or sold by us. The Rule 17j-1 Codes of Ethics is filed with the SEC (www.sec.gov).
We have also adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002 (the “SOX Code of Ethics”), which applies to, among others, our Chief Executive Officer and Chief Financial Officer. The SOX Code of Ethics is available free of charge on our website (http://www.tcgbdc.com).
There have been no material changes to the Rule 17j-1 Code of Ethics or the SOX Code of Ethics or material waivers of the code that apply to our Chief Executive Officer or Chief Financial Officer.
Compliance Policies and Procedures
We and our Investment Adviser have each adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to our Investment Adviser. The proxy voting policies and procedures of our Investment Adviser are set forth below. These guidelines are reviewed periodically by our Investment Adviser and our Independent Directors, and, accordingly, are subject to change.
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, our Investment Adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Our Investment Adviser will vote proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Investment Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although our Investment Adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
Our Investment Adviser’s proxy voting decisions will be made by its investment committee. To ensure that the vote is not the product of a conflict of interest, our Investment Adviser will require that: (1) anyone involved in the decision making process disclose to our Investment Adviser’s investment committee, and Independent Directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how our Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Stockholders may obtain information regarding how we voted proxies by making a written request for proxy voting information to: TCG BDC, Inc., c/o Carlyle Global Credit Investment Management L.L.C., 520 Madison Avenue, 40th Floor, New York, NY 10022.
Privacy Principles
We endeavor to maintain the privacy of our stockholders and to safeguard their non-public personal information. The following information is provided to help stockholders understand what non-public personal information we collect, how we protect that information and why, in certain cases, we may share that information with select other parties.
We may collect non-public personal information about stockholders from our subscription agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the non-public personal information that we collect from our stockholders or former stockholders, as described above, to our affiliates and service providers and as allowed by applicable law or regulation. Any party that receives this information from us is permitted to use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. We permit access only by authorized personnel who need access to that non-public personal information to provide services to us and our stockholders. We also maintain physical, electronic and procedural safeguards for non-public personal information that are designed to comply with applicable law.
Compliance with Listing Requirements
Our shares of common stock began trading on the Nasdaq Global Select Market under the symbol “CGBD” on June 14, 2017. As a listed company on the Nasdaq Global Select Market, we are subject to various listing standards including corporate governance listing standards. We monitor our compliance with all listing standards and take actions necessary to ensure that we are in compliance therewith.

Reporting Obligations and Available Information
We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law. We are required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act.
Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Definitive Proxy Statement on Schedule 14A, as well as reports on Forms 3, 4 and 5 regarding directors, officers or 10% beneficial owners of us, filed or furnished pursuant to section 13(a), 15(d) or 16(a) of the Exchange Act, are available free of charge on our website (http://www.tcgbdc.com).
The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including us, which can be accessed at www.sec.gov.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to an investment in shares of our common stock. This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. If we choose to issue preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, the material U.S. federal income tax considerations in relation to such securities will be addressed in the relevant prospectus supplement. This summary applies only to beneficial owners of our common stock that hold such common stock as capital assets.
This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, we have not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, partnerships or other pass-through entities (including S corporations) and their owners, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts, RICs, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies,” and persons that hold our common stock as a position in a “straddle,” “hedge,” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed regulations, and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•
a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
For purposes of this discussion, a “non-U.S. stockholder” generally is a beneficial owner of the shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership (or entity or arrangement treated as a partnership) and certain determinations made at the partner level. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its own tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.
Taxation as a Regulated Investment Company
We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Instead, dividends we distribute generally will be taxable to the holders of our common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of our common stock. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders on an annual basis at least 90% of our investment company taxable income or ICTI (generally, our net ordinary income plus the excess of our realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year (the “Annual Distribution Requirement”). The following discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement for each taxable year.
In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”); and

•
diversify our holdings such that at the end of each quarter of our taxable year, at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships”(the “Diversification Tests”).

If we qualify as a RIC and satisfy the Annual Distribution Requirement, as we believe we will, then we will not be subject to U.S. federal income tax on the portion of our net taxable income that we timely distribute (or are deemed to timely distribute) to stockholders. We are subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We intend to make distributions as additional shares of our common stock, unless you elect to “opt out” of our dividend reinvestment plan, in which case you will receive your distributions in cash. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the issuer limits the total amount of cash that may be distributed, provided that the limitation does not cause the cash to be less than 20% of the total distribution. We generally intend to pay distributions in cash to stockholders who have “opted out” of our dividend reinvestment plan. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, the levels of our cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. In no event will any stockholder that has “opted out” of our dividend reinvestment plan, in which case such stockholder will receive cash, receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
Stockholders receiving dividends in shares of our common stock will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders were to determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirements (as defined below), we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets to make distributions, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions as described below. We intend to monitor our transactions, make the appropriate tax elections and make the appropriate entries in our books and records when we make any such investments in order to mitigate the effect of these rules.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed our investment company income, we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally do not pass through to the holders of its common stock. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to the holders of our common stock.
We may include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation, such as warrants or stock. Because such original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make distributions to the holders of our common stock in order to satisfy the Annual Distribution Requirements and/or the Excise Tax Distribution Requirement, even though we will have not received any corresponding cash payments. Accordingly, to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). However, under the Investment Company Act (and possibly certain debt covenants), we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation.” If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).
In addition, if we fail to distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any undistributed ordinary income and capital gain net income for preceding years on which we paid no U.S. federal income tax less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), we will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.
Failure to Qualify as a RIC
If we failed to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If we failed to qualify for treatment as a RIC and such relief provisions do not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to the holders of our common stock. We would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. holders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.
Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 5-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.
Our Investments-General
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We have and intend to continue to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.
A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test or otherwise would not count toward satisfying the Diversification Tests.
Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “-Taxation as a Regulated Investment Company” above.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Gross Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Gross Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the holders of our common stock on such fees and income.
The remainder of this discussion assumes that we qualify as a RIC for each taxable year.
Taxation of U.S. Stockholders
The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions we pay to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends received deduction available to corporations under the Code. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its shares of common stock. Since we expect to pay tax on any retained capital gains at the regular corporate tax rate, and since that rate may be in excess of the rate currently payable by individuals (and other non-corporate U.S. stockholders) on long-term capital gains, the amount of tax that individual stockholders (and other non-corporate U.S. stockholders) will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Any such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.
In general, individual and certain other non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares, and a maximum U.S. federal income tax rate of 23.8% on their net taxable gain after taking into account the net investment income tax, discussed below. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21%% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may currently deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We believe that we qualify as a publicly offered RIC and will continue to qualify as a publicly offered RIC for this and future tax years. We qualify as a publicly offered RIC if either (i) shares of our common stock are held by at least 500 persons at all times during a taxable year or (ii) shares of our common stock are treated as regularly traded on an established securities market. For any period that we are not considered to be a “publicly offered” RIC, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our Investment Adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder of our common stock that is an individual, trust or estate only for tax years of such U.S. stockholder beginning after 2025 and only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
Tax Shelter Reporting Regulations
If a U.S. stockholder recognizes a loss with respect to common stock of the Company of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder generally must file with the IRS a disclosure statement on Form 8886. Direct U.S.

stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their specific circumstances.
Net Investment Income Tax
A non-corporate U.S. stockholder (other than certain trusts) generally will be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. holder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to our common stock, and net gain attributable to the disposition of our common stock (in each case, unless such common stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.
Taxation of Non-U.S. Stockholders
The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this discussion does not apply to you.
Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences.
Distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) that are not effectively connected with such non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits. This withholding may be applied to reduce any future distributions to which you may be entitled. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
Under Section 871(k) of the Code, certain properly designated dividends received by a non-U.S. stockholder are generally exempt from withholding of U.S. federal income tax where they (1) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the non-U.S. stockholder of our common stock are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). However, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8 or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.
Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax or any withholding of such tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States), in which case the distribution or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally or, (b) in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gain, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the non-U.S. stockholder is not considered a resident alien under the Code.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If a distribution is a distribution of our investment company taxable income and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) would be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in shares of our common stock. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment of the non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the total dollar amount that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares would have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.
Certain Additional Tax Considerations
Information Reporting and Backup Withholding
U.S. stockholders. Information returns will generally be filed with the IRS in connection with payments on our common stock and the proceeds from a sale or other disposition of our common stock. We may be required to withhold U.S. federal income tax (“backup withholding”) at currently applicable rates, from all taxable distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under backup withholding may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.
Non-U.S. stockholders. Generally, we must report to the IRS and to non-U.S. stockholders the amount of interest and dividends paid to the non-U.S. stockholder and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such dividend payments and any withholding may also be made available to the tax authorities in the country in which the holder resides under the provisions of an applicable tax treaty or agreement. In general, a non-U.S. stockholder will not be subject to backup withholding with respect to payments of dividends if (a) the non-U.S. stockholder provides its name and address, and certifies, under penalties of perjury, to the applicable withholding agent that it is not a U.S. person (which certification may be made on an IRS W-8BEN or W-8BEN-E (or successor form)) or (b) the non-U.S. stockholder holds our common stock through certain foreign intermediaries or certain foreign partnerships, and satisfies the certification requirements of applicable Treasury regulations. A non-U.S. stockholder will be subject to information reporting and, depending on the circumstances, backup withholding with respect to the proceeds of the sale or other disposition (including a redemption) of shares of our common stock within the United States or conducted through certain U.S.-related payors, unless the payor of the proceeds receives the statement described above or the non-U.S. stockholder otherwise establishes an exemption.
Withholding and Information Reporting on Foreign Financial Accounts
Under the Code and recently issued Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of any payments of dividends on our common stock paid to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. account holders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld. This withholding may be applied to reduce any future distributions to which you may be entitled. All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in our common stock.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our assets are held by State Street pursuant to a custody agreement. State Street also acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of State Street is One Heritage Drive, Floor 1, North Quincy, MA 02171.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.
Subject to policies established by the Company’s Board, the Investment Adviser is primarily responsible for the execution of any traded securities in the Company’s portfolio and the Company’s allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the Company and any other clients. In return for such services, the Company may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at‑the‑market offerings, negotiated transactions, block trades, best efforts or a combination of these methods.
We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over‑allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re‑allowed or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker‑dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over‑allotment, stabilizing transactions, short‑covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over‑allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate‑covering or other short‑covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on The NASDAQ Global Select Market may engage in passive market making transactions in our common stock on The NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best‑efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities.

VALIDITY OF SECURITIES
The validity of the securities offered hereby will be passed upon for the Company by Sullivan & Cromwell LLP, New York, New York, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of TCG BDC, Inc. as of December 31, 2019 and 2018 and for each of the years in the three-year period ended December 31, 2019 and the effectiveness of internal control over financial reporting as of December 31, 2019, incorporated in this prospectus by reference from the 2019 Annual Report have been audited by Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, as stated in their reports thereon, incorporated herein by reference, have been incorporated in this prospectus and registration statement in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The senior securities table of the Company, included in this prospectus under the heading “Senior Securities”, has been so included in reliance upon the report of Ernst & Young LLP, an independent registered public accounting firm, as stated in their report appearing herein, in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.
We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.
We maintain a website (www.tcgbdc.com) and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. You may also obtain such information by contacting us by mail sent to the attention of the Secretary of the Company, Erik Barrios, at our principal executive offices located at 520 Madison Avenue, 40th Floor, New York, NY 10022 or you can call us by dialing 212-813-4900. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INFORMATION INCORPORATED BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. This prospectus incorporates by reference the documents listed below:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 25, 2020; and

•
The description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-38111), as filed with the SEC on June 9, 2017, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

We incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

We will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus is delivered, upon written request of any such person, a copy of any or all of the documents that has been or may be incorporated by reference into this prospectus (excluding certain exhibits to the documents) at no cost. Any such request may be made by contacting us in writing at the following address:
TCG BDC, Inc.
520 Madison Avenue, 10th Floor
New York, NY 10022
Attn: Secretary of the Company, Erik Barrios
You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

$500,000,000 TCG BDC, Inc. Common Stock Preferred Stock Debt Securities Subscription Rights Warrants Units 5,500,000 Shares of Common Stock by Selling Stockholders

PART C
Other Information
Item 25. Financial Statements and Exhibits

1) Financial Statements
The Report of Independent Registered Public Accounting Firm Ernst & Young LLP, dated February 25, 2020, and the audited consolidated financial statements of TCG BDC, Inc. as of December 31, 2019 and 2018 and for the fiscal years ended December 31, 2019, 2018 and 2017 in our 2019 Annual Report, are incorporated herein by reference.

(2) Exhibits

(a)(1)	Articles of Amendment and Restatement(1)

(a)(2)	Articles of Amendment(2)

(b)(1)	Amended and Restated Bylaws(3)

(b)(2)	First Amendment to the Amended and Restated Bylaws(4)

(c)	Not Applicable

(d)(1)	Form of Subscription Agreement for Private Offerings(5)

(d)(2)	Indenture, dated as of June 26, 2015, between Carlyle GMS Finance MM CLO 2015-1 LLC, as issuer, and State Street Bank and Trust Company, as trustee(6)

(d)(3)	Form of Indenture(37)

(d)(4)	Description of Registrable Securities (38)

(e)	Dividend Reinvestment Plan for TCG BDC, Inc.(7)

(f)	Not Applicable

(g)	Second Amended and Restated Investment Advisory Agreement, dated August 6, 2018, by and between TCG BDC, Inc. and Carlyle Global Credit Investment Management L.L.C. (8)

(h)(1)	Form of Underwriting Agreement for Equity Securities(27)

(h)(2)	Form of Underwriting Agreement for Debt Securities(28)

(i)	Not Applicable

(j)	Custodian Agreement, dated March 21, 2012, between Carlyle GMS Finance, Inc. and State Street Bank and Trust Company, as custodian(9)

(k)(1)	Administration Agreement, dated as of April 3, 2013 by and between Carlyle GMS Finance, Inc. and Carlyle GMS Finance Administration L.L.C., as administrator(10)

(k)(2)	Form of Indemnification Agreement(11)

(k)(3)
Loan and Servicing Agreement, dated as of May 24, 2013, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(12)

(k)(4)
Senior Secured Revolving Credit Agreement, dated as of March 21, 2014, among Carlyle GMS Finance, Inc., as borrower, the Lenders party thereto, Suntrust Bank, as administrative agent, and JPMorgan Chase Bank, N.A., as syndication agent(13)

(k)(5)
First Amendment to the Loan and Servicing Agreement, dated as of June 30, 2014, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(14)

(k)(6)
Omnibus Amendment No. 1, dated as of January 8, 2015, among Carlyle GMS Finance, Inc., as borrower, the Lenders party thereto, Suntrust Bank, as administrative agent, and JPMorgan Chase Bank, N.A., as syndication agent(15)

(k)(7)
Omnibus Amendment No. 2, dated as of May 25, 2016, among Carlyle GMS Finance, Inc., as borrower, the Lenders party thereto, Suntrust Bank, as existing administrative agent, and HSBC Bank USA, N.A., as successor administrative agent(16)

(k)(8)
Second Amendment to the Loan and Servicing Agreement, dated as of June 19, 2015, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(17)

(k)(9)	Collateral Management Agreement, dated as of June 26, 2015, by and between Carlyle GMS Finance MM CLO 2015-1 LLC, as issuer, and Carlyle GMS Investment Management L.L.C., as collateral manager(18)

(k)(10)	Contribution Agreement, dated as of June 26, 2015, by and between Carlyle GMS Finance, Inc., as the contributor, and Carlyle GMS Finance MM CLO 2015-1 LLC, as the contributee(19)

(k)(11)
Third Amendment to the Loan and Servicing Agreement, dated as of June 9, 2016, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A., as lead arranger(20)

(k)(12)	Omnibus Amendment No. 3, dated as of March 22, 2017, among TCG BDC, Inc., as borrower, the Lenders party thereto and HSBC Bank USA, N.A, as administrative agent and collateral agent(21)

(k)(13)
Fourth Amendment to the Loan and Servicing Agreement, dated as of May 26, 2017, among TCG BDC SPV LLC, as borrower, TCG BDC, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agents and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A., as lead arranger(22)

(k)(14)	Second Amended and Restated Limited Liability Company Agreement, dated as of June 24, 2016, between Carlyle GMS Finance, Inc. and Credit Partners USA LLC, as members(23)

(k)(15)	Agreement and Plan of Merger, dated as of May 3, 2017, between TCG BDC, Inc. and NF Investment Corp.(24)

(k)(16)
Fifth Amendment to the Loan and Servicing Agreement, dated as of August 9, 2018, among TCG BDC SPV LLC, as borrower, TCG BDC, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agents and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A., as lead arranger(39)

(k)(17)	First Supplemental Indenture, dated as of August 30, 2018, between Carlyle Direct Lending CLO 2015-1R LLC, as issuer, and State Street Bank and Trust Company, as trustee(40)

(k)(18)	Omnibus Amendment No. 4, dated as of September 25, 2018, among TCG BDC, Inc., as borrower, the Lenders party thereto and HSBC Bank USA, N.A, as administrative agent and collateral agent(41)

(k)(19)	Note Purchase Agreement, dated December 30, 2019, by and between TCG BDC, Inc. and the purchasers party thereto(42)

(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for TCG BDC, Inc.*

(l)(2)	Opinion and Consent of Sullivan & Cromwell LLP, counsel for TCG BDC, Inc.*

(m)	Not Applicable

(n)(1)	Consent of Independent Registered Public Accounting Firm for TCG BDC, Inc.*

(n)(2)	Report of Independent Registered Public Accounting Firm for TCG BDC, Inc., regarding “senior securities” table contained herein*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Code of Ethics for TCG BDC, Inc.(25)

(r)(2)	Code of Ethics for Carlyle GMS Investment Management L.L.C.(26)

99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings(29)

99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(30)

99.3	Form of Preliminary Prospectus Supplement For Debt Offerings(31)

99.4	Form of Preliminary Prospectus Supplement For Rights Offerings(32)

99.5	Form of Preliminary Prospectus Supplement For Warrant Offerings(33)

99.6	Form of Preliminary Prospectus Supplement For Unit Offerings(34)

99.7	Form of Preliminary Prospectus Supplement For Retail Notes Offerings(35)

99.8	Form of Preliminary Prospectus Supplement For Institutional Notes Offerings(36)

*	Filed herewith.

(1)	Incorporated by reference to Exhibit 3.1 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(2)	Incorporated by reference to Exhibit 3.2 to the Company’s Form 10-K filed by the Company on March 22, 2017 (File No. 000-54899)

(3)	Incorporated by reference to Exhibit 3.2 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(4)	Incorporated by reference to Exhibit 3.4 to the Company’s Form 10-K filed by the Company on March 22, 2017 (File No. 000-54899)

(5)	Incorporated by reference to Exhibit 4.1 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(6)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)

(7)	Incorporated by reference to Exhibit (e)(2) to the Company’s Form N-2 filed by the Company on June 5, 2017 (File No. 333-218114)

(8)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on November 6, 2018 (File No. 814-00995)

(9)	Incorporated by reference to Exhibit (j) to the Company’s Registration Statement on Form N-2 filed by the Company on May 19, 2017 (File No. 333-218114)

(10)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(11)	Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)

(12)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on July 31, 2013 (File No. 814-00995)

(13)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on May 9, 2014 (File No. 814-00995)

(14)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 13, 2014 (File No. 814-00995)

(15)	Incorporated by reference to Exhibit 10.7 to the Company’s Form 10-K filed by the Company on March 27, 2015 (File No. 814-00995)

(16)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 10, 2016 (File No. 814-00995)

(17)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)

(18)	Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)

(19)	Incorporated by reference to Exhibit 10.4 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)

(20)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on August 10, 2016 (File No. 814-00995)

(21)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on May 10, 2017 (File No. 814-00995)

(22)	Incorporated by reference to Exhibit (k)(13) to the Company’s Form N-2 filed by the Company on June 5, 2017 (File No. 333-218114)

(23)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on November 10, 2016 (File No. 814-00995)

(24)	Incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed by the Company on May 9, 2017 (File No. 814-00995)

(25)	Incorporated by reference to Exhibit 14.1 to the Company’s Form 10-K filed by the Company on February 26, 2019 (File No. 814-00995)

(26)	Incorporated by reference to Exhibit (r)(2) to the Company’s Form N-2 filed by the Company on June 8, 2017 (File No. 333-218114)

(27)	Incorporated by reference to Exhibit (h)(1) to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(28)	Incorporated by reference to Exhibit (h)(2) to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(29)	Incorporated by reference to Exhibit 99.1 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(30)	Incorporated by reference to Exhibit 99.2 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(31)	Incorporated by reference to Exhibit 99.3 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(32)	Incorporated by reference to Exhibit 99.4 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(33)	Incorporated by reference to Exhibit 99.5 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(34)	Incorporated by reference to Exhibit 99.6 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(35)	Incorporated by reference to Exhibit 99.7 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(36)	Incorporated by reference to Exhibit 99.8 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

(37)	Incorporated by reference to Exhibit (d)(3) to the Company’s Form N-2/A filed by the Company on March 20, 2018 (File No. 333-222096)

(38)	Incorporated by reference to Exhibit 4.2 to the Company’s Form 10-K filed by the Company on February 25, 2020 (File No. 814-00995)

(39)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on November 6, 2018 (File No. 814-00995)

(40)	Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed by the Company on November 6, 2018 (File No. 814-00995)

(41)	Incorporated by reference to Exhibit 10.4 to the Company’s Form 10-Q filed by the Company on November 6, 2018 (File No. 814-00995)

(42)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed by the Company on December 30, 2019 (File No. 814-00995)

Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee		$64,900	(2)
FINRA filing fee	$	*
Accounting fees and expenses	$	*	(1)
Legal fees and expenses	$	*	(1)
Printing	$	*	(1)
Miscellaneous fees and expenses	$	*	(1)
Total	$	*
* To be filed by amendment.
(1) These amounts are estimates.
(2) $64,900 of the amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.
Item 28. Persons Controlled by or Under Common Control with Registrant
Direct Subsidiaries
The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Carlyle Direct Lending CLO 2015-1R LLC (Delaware)	100%
TCG BDC SPV LLC (Delaware)	100%
Each of our direct subsidiaries listed above is consolidated for financial reporting purposes.
In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the Prospectus.
Item 29. Number of Holders of Securities
The following table sets forth the approximate number of record holders of the Company’s common stock and each class of the Company’s senior securities (including bank loans) as of April 9, 2020.

Title of Class	Number of Record Holders
Common shares, par value $0.01 per share	27
Item 30. Indemnification
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by

Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Charter and bylaws also permit us to, with the approval of the Board or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser’s investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment adviser’s investment committee and certain of our officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment adviser’s investment committee.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court order indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Investment Adviser’s services under the Investment Advisory Agreement or otherwise as an Adviser of the Company.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as Administrator for the Company.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Our Investment Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management” and is otherwise incorporated by reference. Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77691), and is incorporated herein by reference.
Item 32. Locations of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, TCG BDC, Inc., 520 Madison Avenue, 40th Floor, New York, NY 10022;

(2)	the Transfer Agent, State Street Bank and Trust Company, One Heritage Drive, Floor 1, North Quincy, MA 02171;

(3)	the Custodian, State Street Bank and Trust Company, One Heritage Drive, Floor 1, North Quincy, MA 02171; and

(4)	the Investment Adviser, Carlyle Global Credit Investment Management L.L.C., 520 Madison Avenue, 40th Floor, New York, NY 10022.
Item 33. Management Services
Not applicable.
Item 34. Undertakings
(1) Not applicable.
(2) Not applicable.
(3) The Registrant hereby undertakes:
(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
Provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement;
(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d) that, for the purpose of determining liability under the Securities Act to any purchaser:
(1) if the Registrant is relying on Rule 430B:
(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(2) if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e) that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424, under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(4) Not applicable
(5) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(6) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
(7) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 13th day of April 2020.

TCG BDC, INC.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Director and Chief Executive Officer (principal executive officer)
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Peter Gaunt and Erik Barrios, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2, including post-effective amendments to this Registration Statement and supplements to this Registration Statement, and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof

TCG BDC, INC.

Dated: April 13, 2020	By	/s/ Linda Pace
Linda Pace
Director and Chief Executive Officer (principal executive officer)

Dated: April 13, 2020	By	/s/ Thomas M. Hennigan
Thomas M. Hennigan
Chief Financial Officer (principal financial officer)

Dated: April 13, 2020	By	/s/ Peter Gaunt
Peter Gaunt
Treasurer (principal accounting officer)

Dated: April 13, 2020	By	/s/ Nigel D. T. Andrews
Nigel D. T. Andrews
Director

Dated: April 13, 2020	By	/s/ Leslie E. Bradford
Leslie E. Bradford
Director

Dated: April 13, 2020	By	/s/ Eliot P.S. Merill
Eliot P.S. Merrill
Director

Dated: April 13, 2020	By	/s/ John G. Nestor
John G. Nestor
Director